UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21798

UTOPIA FUNDS
(Exact name of registrant as specified in charter)

111 Cass Street, Traverse City, Michigan			49684
(Address of principal executive offices)			(Zip code)

Paul Sutherland 111 Cass Street, Traverse City, Michigan 49684
(Name and address of agent for service)

Registrant’s telephone number, including area code:		231.929.4500

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2008

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

SEPTEMBER 30, 2008

INVESTING
without BORDERS

Utopia

GROWTH FUND

CORE FUND

CORE CONSERVATIVE FUND

YIELD INCOME FUND

Table of Contents

1	Letter to Shareholders

3	Fund Expenses

4	Performance Returns

6	Fund Details
Utopia Growth Fund
Utopia Core Fund
Utopia Core Conservative Fund
Utopia Yield Income Fund

14	Financial Statements
Schedule of Investments
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Financial Highlights

52	Notes to Financial Statements

59	Report of Independent Registered Accounting Firm and Additional Information

The Management Report and Fund Details included in this shareholder report may contain forward-looking statements about factors that may affect the performance of the Funds in the future and about anticipated events relating to the Funds specifically. These statements are based on Fund management’s predictions, expectations and current plans relating to future events. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause management to change its strategies and plans from those currently anticipated.

As of September 30, 2008 (Unaudited)	UTOPIA FUNDS

Dear Fellow Shareholders,

We are living in an unprecedented historical time.

A once-in-a-lifetime storm of sorts, a 100-year flood, a 50-year tsunami ... only this is an economic event like the depression, hyperinflation, double-digit unemployment and a banking crisis all wrapped into one. What is interesting to me in particular is the response people have toward the events of the day. I have chatted with dozens and I have been interviewed on the “crisis,” and I am still fascinated that people can throw out the fact that “2 + 2 = 4,” just as Bernard Baruch (economic adviser to Presidents Wilson, Harding, Coolidge, Hoover, Roosevelt and Truman) referenced Charles Mackay’s Extraordinary Popular Delusions & the Madness of Crowds (pub. 1861), about the “new economy” of 1932. Mackay chronicled various economic bubbles like the Dutch tulip mania of 1637. An infamous quote, which I think demonstrates the market behavior today, “Men, it has been well said, think in herds; it will be seen that they go mad in herds, while they only recover their senses slowly, and one by one!”

For a while, 2 + 2 equaled whatever someone with naïveté and the ability to infer whatever fact sets results he or she wanted. 20 percent more than 4 for some bankers and realtors, 38 percent more for some investment banks, and simply “4” for the rest of us. But, really, that did not save us from the mass hysteria that the fallout from this “take a number out of your hat”-type math has spawned. Today, based on share and bond prices, it appears the hysteria has gone to “2 + 2 = 3,” or “2 + 2 = 2” or some number under 4. When we are able to buy shares in good companies that sell for less than the cash on their balance sheets, then things have gone too far. When we can buy closed-end funds that just own government bonds at a discount to their net asset value, you know the pendulum has swung once again through equilibrium towards another mania. And this mania may be more beneficial to investors. With markets all over the world down 40% to 50%, and investment-grade bonds and U.S. Treasury inflation securities down from pure panic selling with few buyers, it isn’t about wealth creation. It’s not about wealth destruction, it’s about wealth transfer. I believe, those who sell today are, in some cases, transferring around $4 in value for $2. A year ago it was the opposite when, in many cases, you paid $4 but only got $2 in value, but that’s now ancient history! When Warren Buffet’s company, Berkshire Hathaway, has its share price drop 40% from its high last December 2007 ($5,059) an all time low, you know there’s panic and wealth transfer going on. Who, if they were guided by knowledge, a steady hand and understanding, would sell a $10 bill for $5? Simply, someone full of fear and ignorance. When we chat with our grandchildren about these days, will we talk about courage or fear? Will we talk of our faith in humanity and humanity’s ability to solve problems and overcome obstacles? Or will we chat about retreat and going into the fetal position, full of fear and selling “out” right at the bottom? What will we say guided us? It will be a great history lesson for sure. Politics, greed, fear, envy, mania, stupidity, madness and complacency will all be discussed. Hopefully it will be about repeating Baruch’s 2 + 2 = 4 and looking for what is real. We believed the rating agencies and government agencies when they supported the Fannies and Freddies and other financial firms. We believed in 2 + 2. Thankfully, we diversified. Thankfully we believed with two grains of salt.

All the Utopia Funds are down. They are down more than I would have ever imagined in any nightmare scenario. In this world carnage on the financial markets investors are decimating everything, with fear and vigilant crowd behavior. Soon, hopefully, people will ask themselves, “What’s there to gain by selling a bond, or stock at a loss that pays me a secure 6% or 8% income so I can buy a short-term CD or T-bill that pays me much less income?” I see no gain. Rather, I see action for action’s sake completely guided by fear. History shows that life will go on and that the skills, gumption and actions to solving this problem will be found. I

www.utopiafunds.com                             1.888.UTOPIA3 (1.888.886.7423)

believe regular people will quit rioting against their long-term investments and realize selling out of their IRAs, 401(k)s and investment portfolios is beneficial to no one, least of all, themselves.

We have reported on the Utopia Funds performance through our fiscal year end. The numbers are accurate, but they are like chatting about Hillary’s presidential candidacy. I am saddened by the naïveté of well-meaning investors that seem locked in this idea that you buy something after it has gone up, not before. Today we are witnessing the opposite, of course, selling everything before it goes back to equilibrium (to use an economic term) or simply back up to where it should be (to define equilibrium). In other words, “equilibrium is 2 + 2 = 4!” I think that if Mr. Baruch were advising me on this letter, he would tell me to give my readers something tangible to hold on to. So here it is: Since 1950 there have been 10 occasions where the U.S. stock market has been down over 13% in a three-month period. In eight of those 10 instances, the market has recovered by more than 20% within one year of the downturn. After the three-month period ending in October 1990, when the market was down 14%, it shot up 34% the following year. In the October/November 1987 decline of 30%, the market was up 23% the next 12 months and, as we all know, up considerably more from there.

I am grateful that we were not decimated by the recent financial tsunami. I am grateful we stay disciplined in our investment strategies. We have stood to listen to our clients’ fears and concerns, and to help them understand. I am most grateful that I live in the U.S. At the root of American culture is optimism. It’s about risks and rewards, self- reliance and faith in people and our democratic systems. I believe anyone who historically and scientifically commiserates over our current state of financial and political affairs can say the U.S. will be stronger after this. Thank you for placing your trust in us. And thank you for investing along with me, our portfolio managers and other institutions in the Utopia Funds.

Blessings,

Paul Sutherland, CFP®

UTOPIA FUNDS’ PORTFOLIO TEAM

Paul Sutherland, CFP®

President/Chief Investment Officer

Registered Representative of ADI

Since 1975, Mr. Sutherland has worked in the investment and financial advisory industry. He formed FIM Group in 1984 based on his principles of money management. Over the past 22 years Paul has been a contributing editor and writer for magazines such as Business Ethics, National Psychologist, Physician’s Management and interviewed by Barrons, The Wall Street Journal and Money Magazine. In 1994, he received his M.B.A. from Lake Superior State University.

Suzanne Stepan, CFA®

Portfolio Manager

Ms. Stepan joined FIM Group in September of 2003 bringing over fifteen years experience as an investment professional with particular skills in the areas of fixed income and convertible securities, equities and warrants. Suzanne holds a Bachelor of Science degree in Finance from Northern Illinois University and an MBA from Lawrence Technological University. She was formerly employed as a Vice President by Noddings Investments, a division of Conning Asset Management Company.

Zach Liggett, CFA®

Portfolio Manager

Mr. Liggett joined FIM Group in November of 2003. He spent seven years living and working in Japan, most recently as an equity analyst with West LB Securities Pacific, Japan. Zach earned his B.A. from Eckerd College and Master of International Business from the University of South Carolina’s Moore School of Business.

Chartered Financial Analyst - CFA: the CFA is a trademark of the CFA Institute.

All have been Utopia Funds Portfolio Managers since the Funds’ Inception

September 30, 2008  Utopia Funds Annual Report

UTOPIA FUNDS

DISCLOSURE of Fund Expenses

				Expense Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	4/1/08 to
Fund		at 4/1/08	at 9/30/08	9/30/08
Utopia Growth Fund	Actual Fund Expenses	$1,000	$764	$6.31
	Hypothetical Fund Expenses	$1,000	$1,018	$7.21

Utopia Core Fund	Actual Fund Expenses	$1,000	$763	$6.31
	Hypothetical Fund Expenses	$1,000	$1,018	$7.22

Utopia Core Conservative Fund	Actual Fund Expenses	$1,000	$786	$6.37
	Hypothetical Fund Expenses	$1,000	$1,018	$7.20

Utopia Yield Income Fund	Actual Fund Expenses	$1,000	$828	$6.54
	Hypothetical Fund Expenses	$1,000	$1,018	$7.22

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year/366 (to reflect the half-year period). The Fund’s “Actual Fund Expenses” information reflects the 183 day period from April 1, 2008 to September 30, 2008. The annualized expense ratios (including dividends on short sales expense) of Utopia Growth, Utopia Core, Utopia Core Conservative and Utopia Yield Income Funds were 1.43%, 1.43%, 1.43% and 1.43%, respectively which were used in the above calculations. The annualized expenses ratios excluding dividends on short sales expense and interest expense of Utopia Growth, Utopia Core, Utopia Core Conservative and Utopia Yield Income Funds for the period April 1, 2008 to September 30, 2008 were 1.38%, 1.40%, 1.42% and 1.43% respectively. During the period, the Adviser waived fees and reimbursed expenses. The expense ratios of the Funds would have been higher had fees and expenses not been waived and reimbursed.

The Funds’ investment adviser has contractually agreed to waive its management fees or reimburse expenses until January 31, 2009 in amounts necessary to limit each Fund’s annual operating expenses (exclusive of extraordinary expense, dividends on short sales and aquired fund fees and expenses) to an annual rate of 1.44% (as a percentage of the Fund’s average daily net assets).

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The above examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2008 and held until September 30, 2008.

Actual Fund Expenses. The first line of the table above for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Fund Expenses. The second line of the table above for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

UTOPIA FUNDS

PERFORMANCE Returns as of September 30, 2008

Average Total Returns as of 9/30/08	1 Year	Since Inception*
Utopia Growth Fund	(31.72)%	(6.42)%
Morgan Stanley Capital International World Index(1)	(28.44)	0.77
S&P 500(2)	(21.98)	(0.51)
NASDAQ Composite Index(3)	(22.92)	(1.12)
Citigroup 3-Month Treasury Bill Index(5)	2.55	4.01
Lipper Global Flexible Portfolio Category(6)	(18.56)	0.41
Morningstar World Allocation Category(4)	(17.07)	2.21
CSFB/Tremont Hedge Fund Multi-Strategy Index(7)	(11.25)	3.59

Utopia Core Fund	(29.70)%	(5.94)%
Morgan Stanley Capital International World Index(1)	(28.44)	0.77
Morningstar Moderate Allocation Category(8)	(16.40)	(0.10)
Morningstar Target Date 2015-2029 Category(9)	(18.44)	0.05
Citigroup 3-Month Treasury Bill Index(5)	2.55	4.01
Lipper Global Flexible Portfolio Category(6)	(18.56)	0.41
Morningstar World Allocation Category(4)	(17.07)	2.21
CSFB/Tremont Hedge Fund Multi-Strategy Index(7)	(11.25)	3.59

Utopia Core Conservative Fund	(23.33)%	(3.84)%
Lehman Brothers Global Aggregate Bond Index(12)	2.80	5.62
Morningstar Conservative Allocation Category(10)	(10.32)	0.69
Morningstar Target Date 2000-2014 Category(11)	(12.36)	0.53
Citigroup 3-Month Treasury Bill Index(5)	2.55	4.01
Lipper Global Flexible Portfolio Category(6)	(18.56)	0.41
Morningstar World Allocation Category(4)	(17.07)	2.21
CSFB/Tremont Hedge Fund Multi-Strategy Index(7)	(11.25)	3.59

Utopia Yield income Fund	(17.62)%	(1.99)%
Lehman Brothers Global Aggregate Bond Index(12)	2.80	5.62
Morningstar World Bond Category(13)	(0.94)	3.45
Morningstar Inflation-Protected Bond Category(14)	4.06	3.30
Citigroup 3-Month Treasury Bill Index(5)	2.55	4.01
Lipper Global Flexible Portfolio Category(6)	(18.56)	0.41
Morningstar World Allocation Category(4)	(17.07)	2.21
CSFB/Tremont Hedge Fund Multi-Strategy Index(7)	(11.25)	3.59

The performance data quoted represents average annual total return and assumes reinvestment of all dividend and capital gains as well as fee waivers. Without the fee waivers total returns would have been lower. The performance of the indices except as noted does not take into account taxes, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling: 1.888.886.7423.

The total expense ratio of the Utopia Growth Fund, Utopia Core Fund, Utopia Core Conservative Fund, and Utopia Yield Income fund as of the last prospectus dated January 26, 2008, were 1.76%, 1.71%, 1.66% and 1.65% respectively. The expense ratios include acquired fund fees and expenses and do not include the fee waiver and expense reimbursements.

*	The Fund’s inception was on December 30, 2005.

UTOPIA FUNDS

DESCRIPTION of Benchmarks and Indices

(1)            Morgan Stanley Capital InternationalSM (MSCI®) World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

(2)            S&P 500 is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

(3)            The Nasdaq Composite® Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes stocks traded only over-the-counter and not on an exchange.

(4)            Composite of fund performance and includes the expenses of managing registered investment companies. Funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States, including shares of gold mines, gold-oriented mining finance houses, gold coins, or bullion.

(5)            The Citigroup 3-Month Treasury Bill Index is comprised of equal dollar amounts of 3-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization. The Index is unmanaged and cannot be invested in directly.

(6)            Composite of fund performance and includes the expenses of managing registered investment companies. Called the International Hybrid Category prior to June 2003. Includes funds which hold stocks, bonds and cash and invest globally, while most focus on the United States, Canada, Japan and the larger markets of Europe. World-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds.

(7)            Includes hedge funds that allocate capital among various investment strategies and/or that employ unique investment strategies.

(8)            Composite of fund performance and includes the expenses of managing registered investment companies. Moderate-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.

(9)            Composite of fund performance and includes the expenses of managing registered investment companies. Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2015-2 029) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

(10)     Composite of fund performance and includes the expense of managing registered investment companies. Conservative-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold smaller positions in stocks than moderate-allocation portfolios. These portfolios typically have 20% to 50% of assets in equities and 50% to 80% of assets in fixed income and cash.

(11)     Composite of fund performance and includes the expense of managing registered investment companies. Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2000-2014) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

(12)     The Lehman Brothers Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U. S. Aggregate, the Pan-European Aggregate, and the Asian Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and U.S. dollar investment grade 144A securities.

(13)     Composite of fund performance and includes the expenses of managing registered investment companies. World bond portfolios invest 40% or more of their assets in foreign bonds. Some world bond portfolios follow a conservative approach, favoring high-quality bonds from developed markets. Others are more adventurous, and own some lower-quality bonds from developed or emerging markets. Some portfolios invest exclusively outside the U.S., while others regularly invest in both U.S. and non-U.S. bonds.

(14)     Composite of fund performance and includes the expenses of managing registered investment companies. Inflation-protected bond portfolios primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these portfolios buy bonds with intermediate- to long-term maturities.

UTOPIA FUNDS (unaudited)

Selected Holdings As of September 30 , 2008

GROWTH FUND

UTGRX

At September 30, 2008, the audited net asset value per share for the Utopia Growth Fund (“UTGRX”, or the “Fund”) was $7.34 per share. One year earlier on September 30, 2007, the Fund’s net asset value per share was $11.99. Total return for the twelve-month period ended September 30, 2008 was -31.72%.

The Fund seeks long-term absolute total return, independent of the market environment and does not attempt to track or “beat” any benchmark. Maximizing short-term performance is also not an objective.

Fund performance for the year was well below our expectations. Global equity markets fell significantly during the year, particularly in the Fund’s fiscal fourth quarter. Our team decided earlier in the year to close most of our short positions as the risk/return equation no longer seemed compelling, and we stayed with our relatively high allocation to long equity positions on the view that prices were sufficiently cheap. Unfortunately, as market sentiment deteriorated, our stock picking did not provide a buffer from the general rise in risk aversion.

The Fund ended the year with 155 investments including 138 long equity positions, zero short equity positions, 12 fixed income positions, and 5 options positions. Throughout the year, the Fund was well diversified across sectors, market capitalizations, and geographies. At fiscal year-end, approximately 62% of Fund assets were held in companies whose primary listing is outside of the US. The Fund’s three largest foreign currency exposures as a percent of total Fund assets were Euro at approximately 18%, Japanese yen at 10%, and Singapore dollar at 10%. The Fund continues to look for investment opportunities across the globe and anticipates that foreign holdings will remain a significant part of the mix, at least for the foreseeable near-term future.

We believe that poor market sentiment was more of a driver for market price declines in Fund holdings than deteriorating company fundamentals. However, several relatively small financial sector holdings, including Fannie Mae and Freddie Mac floating rate preferred stocks and an AIG non-inversion structured note, clearly suffered from a rapid slide in fundamentals before we could sell them. Our team believes that Fund holdings are sufficiently priced for the scenario of a global slowdown in economic growth during 2009. We have strong conviction in the total return potential in Fund holdings from all three fundamental total return factors: earnings growth, valuation multiple expansion, and dividend yield.

We believe that Fund holding Yip’s Chemical, for example, a leading Chinese manufacturer of solvents, inks, and coatings, should be able to grow earnings over the next three years at an average rate of at least ten percent given its strong market position, solid management, and continued solid economic growth in China. Yip’s trades at only four times our estimated earnings for 2009 and offers a prospective 10% dividend yield that we believe is sustainable.

We consider Yip’s and many of the Fund’s other holdings to be trading at the kind of highly distressed levels seen only during times of extreme fear. While we acknowledge the many unknowns in the current market, particularly the ultimate impact of US financial system deleveraging, we believe that investor sentiment will eventually recover. As it does, we expect the value of our Fund holdings to better reflect our estimates of their value.

* The Fund commenced operations on December 30, 2005.

COUNTRY BREAKDOWN As a Percentage of Net Assets on September 30, 2008

Australia	4.00%
Belgium	0.40%
Bermuda	1.90%
Canada	3.20%
Cayman Islands	1.90%
China	1.10%
Finland	2.60%
France	1.20%
Germany	3.40%
Great Britain	3.80%
Hong Kong	4.00%
India	2.30%
Indonesia	0.40%
Ireland	3.30%
Israel	0.80%
Italy	1.50%
Japan	9.90%
Malaysia	2.80%
Netherlands	3.10%
New Zealand	1.20%
Norway	1.60%
Portugal	0.80%
Singapore	8.40%
South Africa	0.60%
South Korea	0.40%
Spain	0.20%
Switzerland	1.70%
Taiwan	0.40%
Thailand	2.50%
United States	27.20%
Short Term & Net Other Assets	3.40%
Total Net Assets	100.00%

PERFORMANCE

		Since Inception
Average Total Returns	1 year	(12/30/05)
Utopia Growth Fund	(31.72)%	(6.42)%

GROWTH OF $10,000 CHART

Please Note: Performance calculations are as of September 30, 2008. Past performance is not indicative of future results. Fund inception date is December 30, 2005. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, the Adviser waived fees and reimbursed expenses. Performance returns would have been lower had fees and expenses not been waived and reimbursed.

UTOPIA FUNDS (unaudited)

Selected Holdings As of September 30 , 2008

CORE FUND

UTCRX

At September 30, 2008, the audited net asset value per share for the Utopia Core Fund (“UTCRX”, or the “Fund”) was $7.43 per share. One year earlier on September 30, 2007, the Fund’s net asset value per share was $11.77. Total return for the twelve-month period ended September 30, 2008 was -29.70%.

The Fund seeks long-term absolute total return, independent of the market environment and does not attempt to track or “beat” any benchmark. Maximizing short-term performance is also not an objective.

Fund performance for the year was well below our expectations. Global equity markets fell significantly during the year, particularly in the Fund’s fiscal fourth quarter. Our team decided earlier in the year to close most of our short positions as the risk/return equation no longer seemed compelling, and we stayed with our relatively high allocation to long equity positions on the view that prices were sufficiently cheap. Unfortunately, as market sentiment deteriorated, our stock picking did not provide a buffer from the general rise in risk aversion.

The Fund’s preferred stock and corporate bond positions were also negatively impacted as investor risk aversion spiked. Most of the Fund’s preferred stock and corporate bond holdings continued to deliver anticipated interest and dividend payments. However, in a few cases, such as relatively small exposures held by the Fund in Fannie Mae and Freddie Mac floating rate preferred stock and Lehman Brothers structured notes, prices fell significantly.

The Fund ended the year with 175 investments including 138 long equity positions, no short equity positions, 35 fixed income positions, and 2 options positions. Throughout the year, the Fund was well diversified across sectors, market capitalizations, and geographies. At fiscal year-end, approximately 59% of Fund assets were held in companies whose primary listing is outside of the US. The Fund’s three largest foreign currency exposures as a percent of total Fund assets, were Euro at approximately 13%, Japanese yen at 10%, and Singapore dollar at 8%. The Fund continues to look for investment opportunities across the globe and anticipates that foreign holdings will remain a significant part of the mix, at least for the foreseeable near-term future.

We believe that prices of Fund holdings discount a significant slowdown in global growth through 2009. Fund holding KPJ Healthcare, for example, the leading private hospital operator in Malaysia, trades at only 7x our estimated 2009 earnings and offers a prospective 6% dividend yield. We believe that the company will be able to grow earnings over the next three years at an average rate of at least ten percent as demand for private healthcare grows in Malaysia.

KPJ Healthcare is only one small example of the depressed valuation multiples that we see throughout the Fund. We feel confident that the overall yield and long-term earnings growth potential in our portfolio is sustainable and that these factors will ultimately be recognized again in the market.

* The Fund commenced operations on December 30, 2005.

COUNTRY BREAKDOWN As a Percentage of Net Assets on September 30, 2008

Australia	3.80%
Belgium	0.30%
Bermuda	1.60%
Canada	2.10%
Cayman Islands	2.00%
China	0.80%
Finland	1.60%
France	1.20%
Germany	3.00%
Great Britain	2.80%
Hong Kong	3.10%
India	2.10%
Indonesia	0.40%
Ireland	2.30%
Israel	0.50%
Italy	1.10%
Japan	9.40%
Malaysia	3.30%
Netherlands	3.30%
New Zealand	1.20%
Norway	0.10%
Portugal	0.80%
Singapore	6.40%
South Korea	0.30%
Spain	0.30%
Switzerland	2.40%
Taiwan	0.30%
Thailand	2.60%
United States	30.50%
Short Term & Net Other Assets	10.40%
Total Net Assets	100.00%

PERFORMANCE

		Since Inception
Average Total Returns	1 year	(12/30/05)
Utopia Core Fund	(29.70)%	(5.94)%

GROWTH OF $10,000 CHART

Please Note: Performance calculations are as of September 30, 2008. Past performance is not indicative of future results. Fund inception date is December 30, 2005. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, the Adviser waived fees and reimbursed expenses. Performance returns would have been lower had fees and expenses not been waived and reimbursed.

UTOPIA FUNDS (unaudited)

Selected Holdings As of September 30 , 2008

CORE CONSERVATIVE FUND

UTCCX

At September 30, 2008, the audited net asset value per share for the Utopia Core Conservative Fund (“UTCCX”, or the “Fund”) was $8.14 per share. One year earlier on September 30, 2007, the Fund’s net asset value per share was $11.49. Total return for the twelve-month period ended September 30, 2008 was -23.33%.

The Fund seeks long-term absolute total return, independent of the market environment and does not attempt to track or “beat” any benchmark. Maximizing short-term performance is also not an objective.

Fund performance for the year was well below our expectations. Global equity markets fell significantly during the year, particularly in the Fund’s fiscal fourth quarter. Preferred stock and corporate bond markets also suffered a heavy sell-off. Fund positions in these areas were negatively impacted, and even defensive positions held in Treasury Inflation Protected Securities suffered modest declines in value during September.

As market sentiment deteriorated, reduced trading liquidity in preferred stock and corporate bond markets impacted our ability to sell some of our holdings at reasonable prices. Rather than fire sale these holdings, we made adjustments in other parts of the Fund. These adjustments were primarily accomplished by selectively reducing equity exposure. The majority of our preferred stock and corporate bond holdings continued to deliver anticipated interest and dividend payments. However, in a few cases, such as relatively small exposures held by the Fund in Fannie Mae and Freddie Mac floating rate preferred stock, Merrill Lynch floating rate preferred stock, AIG preferred stock, and Lehman Brothers structured notes, prices fell significantly.

The Fund ended the year with 201 investments including 128 long equity positions, no short equity positions, and 72 fixed income positions. During the year, the Fund was well diversified across sectors, market capitalizations, and geographies. At fiscal year-end, approximately 44% of Fund assets were held in companies whose primary listing is outside of the US. The Fund’s three largest foreign currency exposures as a percent of total Fund assets were Euro at approximately 12%, the Singapore dollar at 7%, and the Japanese yen at 6%. The Fund continues to look for investment opportunities across the globe and anticipates that foreign holdings will remain a significant part of the mix, at least for the foreseeable near-term future.

We believe that the fundamental quality of the Fund’s investments remains high. Valuation levels across both our equity and fixed income holdings are significantly below our estimates of their value as investor sentiment remains poor. Fund holding Parkway Life REIT, for example, a Singapore hospital real estate investment trust, trades 35% below book value** and offers a prospective yield of 8%. We believe that Parkway Life is well positioned to grow its Singapore and Japan healthcare property portfolio and distribute a growing stream of solid cash flow back to shareholders.

Parkway Life REIT and many of the other Fund holdings seem to be trading at the kind of distressed levels seen only during times of extreme fear. We trust that this fear in the market will ultimately normalize as it has over centuries of greed and fear cycles. When it does, we expect that investments held in the Fund will again trade closer to our estimates of their value.

* The Fund commenced operations on December 30, 2005.

** Book Value: The value at which an asset is carried on a balance sheet.

COUNTRY BREAKDOWN As a Percentage of Net Assets on September 30, 2008

Australia	2.50%
Bermuda	1.00%
Canada	1.80%
Cayman Islands	0.50%
China	0.80%
Finland	1.20%
France	1.80%
Germany	2.60%
Great Britain	2.50%
Hong Kong	2.20%
India	1.30%
Indonesia	0.20%
Ireland	1.40%
Israel	0.20%
Italy	1.10%
Japan	6.40%
Malaysia	1.60%
Netherlands	5.70%
New Zealand	0.60%
Norway	0.10%
Portugal	0.50%
Singapore	5.20%
Spain	0.40%
Switzerland	1.10%
Taiwan	0.30%
Thailand	2.50%
United States	50.40%
Short Term & Net Other Assets	4.10%
Total Net Assets	100.00%

PERFORMANCE

		Since Inception
Average Total Returns	1 year	(12/30/05)
Utopia Core Conservative Fund	(23.33)%	(3.84)%

GROWTH OF $10,000 CHART

Please Note: Performance calculations are as of September 30, 2008. Past performance is not indicative of future results. Fund inception date is December 30, 2005. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, the Adviser waived fees and reimbursed expenses. Performance returns would have been lower had fees and expenses not been waived and reimbursed.

UTOPIA FUNDS (unaudited)

Selected Holdings As of September 30 , 2008

YIELD INCOME FUND

UTYIX

At September 30, 2008, the audited net asset value per share for the Utopia Yield Income Fund (“UTYIX”, or the “Fund”) was $8.62 per share. One year earlier on September 30, 2007, the Fund’s net asset value per share was $11.25. Total return for the twelvemonth period ended September 30, 2008 was -17.62%.

The Fund seeks long-term absolute total return, independent of the market environment and does not attempt to track or “beat” any benchmark. Maximizing short-term performance is also not an objective.

Fund performance for the year was well below our expectations. Global equity markets fell significantly during the year, particularly in the Fund’s fiscal fourth quarter. Preferred stock and corporate bond markets also suffered a significant sell-off. Fund positions in these areas were negatively impacted, and even the Fund’s significant Treasury Inflation Protected Securities (TIPS) position suffered modest declines in value during September.

As market sentiment deteriorated, reduced trading liquidity in preferred stock and corporate bond markets impacted our ability to sell some of our holdings at reasonable prices. Rather than fire sale these holdings, we made adjustments in other parts of the Fund, primarily by reducing equity exposure, so that we could stay the course with a diversified basket approach designed to mitigate issuer risk until prices and trading conditions improve in the preferred stock and corporate bond markets. The majority of our preferred stock and corporate bond holdings continued to deliver anticipated interest and dividend payments. However, in a few cases, such as relatively small exposures held by the Fund in Fannie Mae and Freddie Mac floating rate preferred stock, Merrill Lynch floating rate preferred stock, AIG preferred stock, and Lehman Brothers structured notes, prices fell significantly.

The Fund ended the year with 198 investments including 109 long equity positions, zero short equity positions, and 89 fixed income positions. During the year, the Fund was well diversified across sectors, market capitalizations, and geographies. At fiscal year-end, approximately 32% of Fund assets were held in companies whose primary listing is outside of the US. The Fund’s three largest foreign currency exposures as a percent of total Fund assets were Euro at approximately 10%, the Singapore dollar at 5%, and the Japanese yen at 5%. The Fund continues to look for investment opportunities across the globe and anticipates that foreign holdings will remain a significant part of the mix, at least for the foreseeable near-term future.

Our team worked throughout the year to shift equity exposure increasingly into larger capitalization stocks with attractive dividend yields. More recent representative holdings added during this time include AT&T, Dow Chemical, General Electric, Deutsche Post, and Energias de Portugal. We also took advantage of the September decline in TIPS prices and added to our existing TIPS basket.

* The Fund commenced operations on December 30, 2005.

COUNTRY BREAKDOWN As a Percentage of Net Assets on September 30, 2008

Australia	1.50%
Bermuda	0.60%
Canada	1.10%
Cayman Islands	0.20%
China	0.60%
Finland	1.10%
France	1.80%
Germany	2.50%
Great Britain	1.70%
Hong Kong	1.10%
India	0.90%
Indonesia	0.10%
Ireland	1.00%
Israel	0.10%
Italy	1.10%
Japan	4.70%
Malaysia	1.00%
Netherlands	4.70%
New Zealand	0.70%
Norway	0.10%
Portugal	0.50%
Singapore	3.70%
Spain	0.30%
Switzerland	0.90%
Taiwan	0.10%
Thailand	0.70%
United States	63.80%
Net Other Assets	3.40%
Total Net Assets	100.00%

PERFORMANCE

		Since Inception
Average Total Returns	1 year	(12/30/05)
Utopia Yield Income Fund	(17.62)%	(1.99)%

GROWTH OF $10,000 CHART

Please Note: Performance calculations are as of September 30, 2008. Past performance is not indicative of future results. Fund inception date is December 30, 2005. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, the Adviser waived fees and reimbursed expenses. Performance returns would have been lower had fees and expenses not been waived and reimbursed.

UTOPIA FUNDS

SCHEDULE of Investments

As of September 30, 2008	UTOPIA FUNDS Growth Fund

SCHEDULE of Investments

	Shares	Value
COMMON STOCKS (90.8%)
Agriculture (0.4%)
PRT Forest Regeneration Income Fund	57,300	$176,059

Apparel (0.2%)
Ocean Sky International Ltd.	1,010,000	98,410

Banks (1.1%)
Idaho Trust Bancorp*(1)(2)	18,000	117,003
National Bancshares, Inc.*	47,000	83,425
Nexity Financial Corp.*	13,708	22,070
Standard Bank Group Ltd.(1)	22,500	258,615
		481,113
Beverages (1.9%)
Diedrich Coffee, Inc.*	136,239	264,304
Swiss Water Decaffeinated Coffee Income Fund	92,000	553,253
		817,557
Building Materials (2.5%)
CENTROTEC Sustainable AG*(1)	19,000	299,518
Cie de Saint-Gobain(1)	8,010	414,342
Dynasty Ceramic PCL(1)	450,000	208,294
ENDO Lighting Corp.	70,600	198,481
		1,120,635
Chemicals (2.3%)
Century Sunshine Ecological Technology Holdings Ltd.(1)	3,015,000	96,528
The Dow Chemical Co.	7,500	238,350
Kansai Paint Co. Ltd.(1)	20,000	124,052
Meghmani Organics Ltd.(1)	1,493,500	126,394
Yip’s Chemical Holdings Ltd.(1)	990,000	423,649
		1,008,973
Commercial Services (2.2%)
Collectors Universe, Inc.	58,800	546,841
Tree.com, Inc.*	85,000	409,700
		956,541
Distribution-Wholesale (0.9%)
China Hong Kong Photo Products
Holdings Ltd.(1)	6,003,000	381,988

Diversified Financial Services (4.8%)
Guoco Group Ltd.(1)	55,000	462,308
Premier Wealth Management*(1)(3)	161,000	12,880
Takagi Securities Co. Ltd.(1)	265,000	502,599
U.S. Global Investors, Inc.	50,000	502,500
WP Stewart & Co. Ltd.*	564,000	654,240
		2,134,527
Electric (0.8%)
Energias de Portugal SA(1)	80,000	335,743

Electrical Components & Equipment (1.8%)
Carmanah Technologies Corp.*	444,100	363,042
FINETEC Corp.(1)	30,000	154,012
Viridis Clean Energy Group(1)	535,452	263,491
		780,545
Electronics (1.0%)
Sartorius AG(1)	23,009	442,073

Entertainment (0.6%)
Yoshimoto Kogyo Co. Ltd.(1)	26,020	250,227

Environmental Control (0.7%)
Nalco Holding Co.	12,500	231,750
Sinomem Technology Ltd.*(1)	950,813	96,944
		328,694
Food (4.7%)
China Milk Products Group Ltd.(1)	654,000	276,193
Fyffes PLC	904,100	407,292
Galaxy Nutritional Foods, Inc.*	645,594	116,207
Koninklijke Wessanen NV(1)	49,500	444,011
Petra Foods Ltd.(1)	300,000	184,737
Total Produce PLC(1)	650,000	364,197
Turners & Growers Ltd.(1)	209,569	283,860
		2,076,497
Healthcare Products (0.6%)
LMA International NV*(1)	1,100,000	112,614
Techno Medica Co. Ltd.(1)	60	140,988
		253,602
Healthcare-Services (0.6%)
KPJ Healthcare BHD(1)	285,000	255,602

Holding Companies (3.1%)
Babcock & Brown Wind Partners(1)	305,000	256,163
Haw Par Corp.(1)	240,400	785,037
Hotung Investment Holdings Ltd.(1)	2,365,000	188,018
India Hospitality Corp.*	23,500	148,050
		1,377,268
Home Builders (0.8%)
Johor Land BHD	730,800	220,779
Sekisui Chemical Co. Ltd.(1)	20,000	118,890
		339,669

	Shares	Value
Insurance (2.4%)
21st Century Holding Co.	50,100	$263,526
Jerneh Asia BHD*(1)	696,100	267,480
Kurnia Asia BHD*	1,079,900	153,711
Old Mutual PLC(1)	155,000	216,953
Singapore Reinsurance(1)	880,000	146,866
		1,048,536
Internet (3.9%)
1-800-FLOWERS.COM, Inc.*	56,000	337,120
CS Loxinfo PCL(1)	1,891,500	155,532
eBay, Inc.*	7,000	156,660
Internet Gold-Golden Lines Ltd.*	65,010	373,808
The Knot, Inc.*	10,000	83,500
Sify Ltd.- ADR*	175,000	308,000
Travelzoo, Inc.*	13,707	108,559
United Internet AG(1)	19,500	212,443
		1,735,622
Investment Companies (3.1%)
Allco Equity Partners Ltd.(1)	88,000	136,157
ARA Asset Management Ltd.(1)(3)	1,299,000	453,658
Pargesa Holding SA(1)	8,800	757,358
		1,347,173
Leisure Time (0.4%)
California WOW Xperience PCL*	244,619	17,772
H.I.S. Co. Ltd.(1)	1,900	22,053
Interval Leisure Group, Inc.*	12,700	132,080
		171,905
Lodging (0.4%)
Paliburg Holdings Ltd.(1)	12,855,517	192,712

Media (7.2%)
CBS Corp.	20,000	291,600
Gannett Co., Inc	23,000	388,930
Independent News & Media PLC(1)	408,000	666,397
The New York Times Co.	27,500	392,975
News Corp.	42,500	509,575
Pearson PLC	12,500	136,250
Spir Communication SA(1)	3,000	99,813
The Walt Disney Co.	4,000	122,760
The Washington Post Co.	700	389,732
Workpoint Entertainment PLC(1)	922,000	195,404
		3,193,436
Mining (4.6%)
Barrick Gold Corp.	16,000	587,840
Newmont Mining Corp.	13,000	503,880
Royal Gold, Inc.	12,200	438,712
Zijin Mining Group Co. Ltd.(1)	970,000	490,494
		2,020,926
Miscellaneous Manufacturers (2.0%)
AGFA-Gevaert NV*(1)	30,000	190,585
Cycle Country Accessories Corp.*	154,000	161,700
General Electric Co.	3,000	76,500
Uponor OYJ(1)	36,000	455,655
		884,440
Oil & Gas (9.3%)
Aurora Oil & Gas Corp.*	830,000	107,817
BP PLC - ADR	13,800	692,346
ENI SpA - ADR	12,500	661,875
Oil & Natural Gas Corp. Ltd.(1)	25,000	557,561
Royal Dutch Shell PLC - ADR	11,500	656,535
Singapore Petroleum Co. Ltd.(1)	110,000	357,457
StatoilHydro ASA - ADR	29,000	690,200
Thai Oil PLC(1)	322,000	399,938
		4,123,729
Oil Refining & Marketing (1.1%)
Neste Oil OYJ(1)	23,000	479,667

Pharmaceuticals (1.8%)
Apex Healthcare BHD(1)	681,000	336,375
C&O Pharmaceutical Technology Holdings Ltd.(1)	1,549,000	263,476
Eu Yan Sang International Ltd.	810,000	211,400
		811,251
Real Estate (5.6%)
Amanah Harta Tanah PNB	39,200	9,394
APN Property Group Ltd.(1)	1,349,388	524,754
AVJennings Homes Ltd.(1)	500,299	227,135
Housevalues, Inc.*	327,135	866,909
NR Nordic and Russia Properties Ltd.	515,000	377,008
Ticon Industrial(1)	277,200	103,678
UOL Group Ltd.(1)	198,000	350,181
		2,459,059
REITS (7.7%)
Cambridge Industrial Trust(1)	500,000	152,869
ING Property Trust(1)	510,000	243,289
MID Reit, Inc.(1)	254	599,989
Nippon Residential Investment Corp.(1)	192	481,394
Parkway Life Real Estate Investment Trust(1)	651,000	442,563
Premier Investment Corp.(1)	134	570,436
Strategic Hotels & Resorts, Inc.	10,000	75,500
United Urban Investment Corp.(1)	116	508,644
Whiterock Real Estate Investment Trust	37,400	334,904
		3,409,588

	Shares	Value
Retail (2.8%)
Bijou Brigitte AG(1)	2,500	$244,058
Food Junction Holdings(1)	1,039,067	236,111
Kyoto Kimono Yuzen Co. Ltd.(1)	376	270,500
Modern Beauty Salon Holdings Ltd.(1)	2,028,000	331,904
Multi Indocitra Tbk PT	3,860,000	167,826
		1,250,399
Savings & Loans (0.7%)
First Federal of Northern Michigan Bancorp, Inc.	57,470	302,005

Software (3.1%)
IBA Healthcare Ltd.*(1)	600,155	368,131
Kingdee International Software Group Co. Ltd.(1)	2,156,000	415,604
Software Service, Inc.	42,700	336,846
Tose Co. Ltd.(1)	34,900	241,577
		1,362,158

Telecommunications (2.4%)
AT&T, Inc.	17,000	474,640
Longcheer Holdings Ltd.(1)	1,655,000	361,903
Nokia OYJ - ADR	12,000	223,800
		1,060,343

Toys-Games-Hobbies (0.6%)
Action Products International, Inc.*	220,343	273,225

Transportation (0.7%)
Deutsche Post AG(1)	15,000	314,659

TOTAL COMMON STOCKS
(Identified Cost $55,120,017)		40,056,556

REGISTERED INVESTMENT COMPANIES (1.1%)
Closed-End Funds (1.1%)
JZ Capital Partners Ltd.*(1)	141,000	270,905
Macquarie International Infrastructure Fund Ltd.(1)	676,000	211,666

TOTAL REGISTERED INVESTMENT COMPANIES
(Identified Cost $857,373)		482,571

PREFERRED STOCKS (2.0%)
Banks (0.6%)
Santander Finance Preferred SA Unipersonal, Series 6, 4.000%*(4)	12,500	100,250
Taylor Capital Trust, 9.750%	4,390	72,435
U.S. Bancorp, Series B, 3.500%*(4)	4,532	67,980
		240,665
Diversified Financial services (0.2%)
Merrill Lynch & Co., Inc., Series H, 3.460%	12,000	107,400

Schools (0.8%)
New Horizons Worldwide, Inc.*(1)(2)	11,470	356,979

Software (0.0%)(5)
Interactive Voice, Data, and Fax, Inc.*(1)(2)	13,450	16,453

Sovereign Agency (0.4%)
Federal Home Loan Mortgage Corporation(4)
Series L, 3.580%	27,500	47,438
Series S, 4.000%	3,500	7,000
Federal National Mortgage Association(4)
Series F, 1.360%	28,690	94,677
Series P, 4.500%	12,500	19,375
		168,490
TOTAL PREFERRED STOCKS
(Identified Cost $2,053,418)		889,987

Interest	Maturity	Principal
Rate	Date	Amount	Value
CONVERTIBLE BONDS (1.2%)
Media (0.9%)
Liberty Media LLC
3.125%	03/30/2023	$450,000	410,062

Semiconductors (0.3%)
ASM International NV
4.250%	12/06/2011	125,000	131,094

TOTAL CONVERTIBLE BONDS
(Identified Cost $580,757)			541,156

STRUCTURED CORPORATE BONDS (0.4%)
Non-Inversion (0.4%)
American International Group, Inc., 30 yr-2yr CMS(1)(2)(4)
7.500%	03/23/2022	500,000	182,500

TOTAL STRUCTURED CORPORATE BONDS
(Identified Cost $485,625)			182,500

Exercise	Expiration
Price	Date	Contracts/Shares	Value
PURCHASED OPTIONS (0.7%)
Put options
CBOE SPX Volatility
$22.50	10/22/2008	1,025	$17,938
$24.00	11/19/2008	660	80,850
$25.00	10/22/2008	1,025	56,375
$25.00	11/19/2008	480	78,000
$26.00	11/19/2008	375	76,875

TOTAL PURCHASED OPTIONS
(Identified Cost $484,307)			310,038

WARRANTS (0.3%)
Holding Companies (0.2%)
India Hospitality Corp.*
$5.00	08/01/2010	47,000	72,850

Insurance (0.0%)(5)
Jerneh Asia BHD*
1.60 MYR	07/26/2012	48,900	4,475

Real Estate (0.0%)(5)
Bakrieland Development Tbk PT*
250.00 IDR	04/30/2010	2,100,000	13,584

Schools (0.1%)
New Horizons Worldwide, Inc.*(1)(2)
$0.75	07/03/2012	71,111	53,451

Toys-Games-Hobbies (0.0%)(5)
Action Products International, Inc.*(1)(2)
$3.75	01/31/2010	425	25

TOTAL WARRANTS
(Identified Cost $43,543)			144,385

	Shares/Principal Amount	Value
SHORT TERM INVESTMENTS (2.3%)
Money Markets (2.3%)
Northern Institutional Fund - Diversified
Asset Portfolio
7 day yield 1.81%	996,089	996,089

TOTAL SHORT TERM INVESTMENTS
(Identified Cost $996,089)		996,089

TOTAL INVESTMENTS (98.8%)
(Identified Cost $60,621,129)		43,603,282

TOTAL OTHER ASSETS		$524,612
LESS LIABILITIES (1.2%)

NET ASSETS (100.0%)		$44,127,894

SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

Principal	Acquisition		Value as a%
Amount/Shares	Date(s)	Value	of Net Assets
Action Products International, Inc. Warrants*(1)(2)
425	01/10/2006	$25	0.0	%(5)
American International Group, Inc.(1)(2)(4)
500,000	09/18/2007	182,500	0.4%
ARA Asset Management Ltd.(1)(3)
1,299,000	06/26/2008	453,658	1.0%
Idaho Trust Bancorp*(1)(2)
18,000	08/30/2006	117,003	0.3%
Interactive Voice, Data, and Fax, Inc.*(1)(2)
13,450	09/14/2006-01/05/2007	16,453	0.0	%(5)
New Horizons Worldwide, Inc.*(1)(2)
11,470	07/03/2007	356,979	0.8%
New Horizons Worldwide, Inc. Warrants*(1)(2)
71,111	07/03/2007	53,451	0.1%
Premier Wealth Management*(1)(3)
161,000	5/26/2006-7/11/2006	12,880	0.0	%(5)
		$1,192,949	2.6%

*                 Non Income Producing Security.

(1)       Fair valued security under procedures established by the Trust’s Board of Trustees. Total market value of fair valued securities as of September 30, 2008 is $23,516,362.

(2)       This security is considered illiquid by the investment adviser.

(3)       These securities are not registered, but may be resold only to “qualified institutional buyers” in transactions exempt from registration in accordance with Rule 144A under the Securities Act of 1933 and are technically considered “restricted securities”. These securities are considered liquid by the investment adviser. The cost of these securities is $751,957.

(4)       Represents a variable or increasing rate security. Rate disclosed is as of September 30, 2008.

(5)       Less than 0.05% of Net Assets.

ADR – American Depositary Receipt

AG – Aktiengesellschaft (German: stock corporation)

ASA – Allmennaksjeselskap (Norwegian: stock corporation)

BHD – Berhad (Malaysian: equivalent to Public Limited Company)

CMS – Constant Maturity Swap Curve

CN – Canadian Exchange

IDR – Indonesian Rupiah

LLC – Limited Liability Company

MYR – Malaysian Ringgit

NV – Naamloze Vennotschap

OYJ – Julkinem Osakeyhtio (Finnish: public limited (trade) company)

PCL – Public Company Limited

PLC – Public Limited Company

PNB – Peromodalan Naional Berhad

PT – Perseroan Terbuka (Indonesian: limited liability company)

REIT – Real Estate Investment Trust

SA – Societe Anonyme (French company designation)

SpA – Societa per Azioni (Italian: Limited share company)

Tbk – Terbuka (stock symbol in Indonesian)

See Notes to Financial Statements

UTOPIA FUNDS Core Fund
As of September 30, 2008
SCHEDULE of Investments

	Shares	Value
COMMON STOCKS (74.3%)
Agriculture (0.4%)
PRT Forest Regeneration Income Fund	74,100	$227,679

Apparel (0.4%)
Ocean Sky International Ltd.	2,600,000	253,332

Auto Manufacturers (0.3%)
Showa Aircraft Industry Co. Ltd.(1)	36,000	191,753

Banks (0.8%)
Idaho Trust Bancorp*(1)(2)	46,500	302,259
National Bancshares, Inc.*	130,000	230,750
		533,009
Beverages (1.5%)
Diedrich Coffee, Inc.*	150,094	291,182
Swiss Water Decaffeinated Coffee Income Fund	110,500	664,505
		955,687
Building Materials (2.3%)
CENTROTEC Sustainable AG*(1)	22,000	346,810
Cie de Saint-Gobain(1)	6,000	310,369
Dynasty Ceramic PCL(1)	900,000	416,589
ENDO Lighting Corp.	119,500	335,955
		1,409,723
Chemicals (1.8%)
Century Sunshine Ecological Technology Holdings Ltd.(1)	4,070,000	130,305
The Dow Chemical Co.	3,500	111,230
Kansai Paint Co. Ltd.(1)	35,000	217,091
Meghmani Organics Ltd.(1)	2,651,400	224,387
Yip’s Chemical Holdings Ltd.(1)	1,000,000	427,928
		1,110,941
Commercial services (1.6%)
Collectors Universe, Inc.	64,046	595,627
Tree.com, Inc.*	88,434	426,252
		1,021,879
Distribution-Wholesale (0.7%)
China Hong Kong Photo Products Holdings Ltd.(1)	6,686,000	425,450

Diversified Financial services (3.3%)
Guoco Group Ltd.(1)	56,000	470,713
Premier Wealth Management*	364,600	29,168
Premier Wealth Management*(1)(3)	327,925	26,234
Takagi Securities Co. Ltd.(1)	315,000	597,429
U.S. Global Investors, Inc.	28,300	284,415
WP Stewart & Co. Ltd.*	562,000	651,920
		2,059,879
Electric (0.8%)
Energias de Portugal SA(1)	115,000	482,630

Electrical Components & Equipment (1.0%)
FINETEC Corp.(1)	40,000	205,350
Viridis Clean Energy Group(1)	903,898	444,798
		650,148
Electronics (0.9%)
Sartorius AG(1)	27,850	535,083

Entertainment (0.8%)
Toei Co. Ltd.(1)	62,000	297,676
Yoshimoto Kogyo Co. Ltd.(1)	20,094	193,238
		490,914
Environmental Control (0.1%)
Sinomem Technology Ltd.*(1)	915,000	93,293

Food (4.4%)
China Milk Products Group Ltd.(1)	700,000	295,619
Fyffes PLC	956,604	430,945
Galaxy Nutritional Foods, Inc.*	730,947	131,570
Koninklijke Wessanen NV(1)	58,300	522,947
Petra Foods Ltd.(1)	450,000	277,106
Tofutti Brands, Inc.*	120,756	266,871
Total Produce PLC(1)	800,000	448,243
Turners & Growers Ltd.(1)	269,821	365,472
		2,738,773
Healthcare products (0.9%)
LMA International NV*(1)	2,301,000	235,569
Techno Medica Co. Ltd.(1)	146	343,069
		578,638
Healthcare-services (0.6%)
KPJ Healthcare BHD(1)	402,000	360,533

Holding Companies (2.6%)
Babcock & Brown Wind Partners(1)	500,000	419,940
Haw Par Corp.(1)	195,000	636,781
Hotung Investment Holdings Ltd.(1)	2,299,000	182,771
India Hospitality Corp.*	57,000	359,100
		1,598,592

UTOPIA FUNDS Core Fund
As of September 30, 2008
SCHEDULE of Investments

	Shares	Value
Home Builders (0.7%)
Johor Land BHD	1,296,000	$391,530
Sekisui Chemical Co. Ltd.(1)	10,000	59,445
		450,975
Insurance (2.1%)
21st Century Holding Co.	42,200	221,972
Jerneh Asia BHD*(1)	1,148,760	441,418
Kurnia Asia BHD*	2,510,400	357,326
Old Mutual PLC(1)	160,000	223,951
Singapore Reinsurance(1)	377,740	63,042
		1,307,709
Internet (2.5%)
1-800-FLOWERS.COM, Inc.*	55,000	331,100
CS Loxinfo PCL(1)	3,202,500	263,331
eBay, Inc.*	5,000	111,900
Internet Gold-Golden Lines Ltd.*	57,000	327,750
The Knot, Inc.*	4,500	37,575
Sify Ltd.- ADR*	225,000	396,000
United Internet AG(1)	7,500	81,709
		1,549,365
Investment Companies (3.1%)
ARA Asset Management Ltd.(1)(3)	1,220,000	426,068
Pargesa Holding SA(1)	17,410	1,498,366
		1,924,434
Leisure Time (0.3%)
California WOW Xperience PCL*	636,873	46,270
Interval Leisure Group, Inc.*	13,920	144,768
		191,038
Lodging (0.6%)
Paliburg Holdings Ltd.(1)	23,454,576	351,599

Media (5.5%)
CBS Corp.	17,500	255,150
Gannett Co., Inc.	22,500	380,475
Independent News & Media PLC(1)	340,000	555,331
The New York Times Co.	30,000	428,700
News Corp.	57,500	689,425
Pearson PLC	5,000	54,500
Spir Communication SA(1)	5,000	166,354
The Walt Disney Co.	2,500	76,725
The Washington Post Co.	1,000	556,760
Workpoint Entertainment PLC(1)	1,113,700	236,031
		3,399,451
Mining (4.1%)
Barrick Gold Corp.	20,000	734,800
Newmont Mining Corp.	16,500	639,540
Royal Gold, Inc.	18,200	654,472
Zijin Mining Group Co. Ltd.(1)	970,000	490,494
		2,519,306
Miscellaneous Manufacturers (1.6%)
AGFA-Gevaert NV*(1)	27,500	174,703
Cycle Country Accessories Corp.*	273,234	286,895
General Electric Co.	2,000	51,000
Uponor OYJ(1)	37,000	468,312
		980,910
Oil & Gas (5.7%)
Aurora Oil & Gas Corp.*	935,380	121,506
BP PLC – ADR	13,500	677,295
ENI SpA – ADR	12,500	661,874
Oil & Natural Gas Corp. Ltd.(1)	30,000	669,073
Royal Dutch Shell PLC - ADR	11,500	656,535
Singapore Petroleum Co. Ltd.(1)	100,000	324,961
StatoilHydro ASA – ADR	2,500	59,500
Thai Oil PLC(1)	290,000	360,193
		3,530,937
Oil Refining & Marketing (0.8%)
Neste Oil OYJ(1)	22,500	469,240

Pharmaceuticals (2.1%)
Apex Healthcare BHD(1)	690,000	340,820
Bristol-Myers Squibb Co.	9,500	198,075
C&O Pharmaceutical Technology Holdings Ltd.(1)	2,000,000	340,189
Eu Yan Sang International Ltd.	974,000	254,202
Pfizer, Inc.	10,500	193,620
		1,326,906
Real Estate (5.1%)
Amanah Harta Tanah PNB	172,600	41,364
Amanah Harta Tanah PNB 2*(1)	778,974	117,553
APN Property Group Ltd.(1)	1,265,800	492,248
AVJennings Homes Ltd.(1)	486,719	220,970
Housevalues, Inc.*	442,970	1,173,870
NR Nordic and Russia Properties Ltd.	627,411	459,299
Ticon Industrial(1)	696,000	260,318
UOL Group Ltd.(1)	233,000	412,082
		3,177,704
REITS (6.9%)
Cambridge Industrial Trust(1)	700,000	214,017
ING Property Trust(1)	740,000	353,008
MID Reit, Inc.(1)	337	796,048
Nippon Residential Investment Corp.(1)	246	616,786

	Shares	Value
REITS (continued)
Parkway Life Real Estate Investment Trust(1)	805,000	$547,255
Premier Investment Corp.(1)	136	578,950
Strategic Hotels & Resorts, Inc.	20,000	151,000
United Urban Investment Corp.(1)	138	605,111
Whiterock Real Estate Investment Trust	43,900	393,110
		4,255,285
Retail (2.2%)
Bijou Brigitte AG(1)	800	78,099
Food Junction Holdings(1)	1,099,867	249,926
Kyoto Kimono Yuzen Co. Ltd.(1)	475	341,723
Modern Beauty Salon Holdings Ltd.(1)	2,680,000	438,611
Multi Indocitra Tbk PT	5,460,000	237,391
		1,345,750
Savings & Loans (0.5%)
First Federal of Northern Michigan Bancorp, Inc.	61,616	323,792

Software (2.4%)
IBA Healthcare Ltd.*(1)	600,000	368,036
Kingdee International Software Group Co. Ltd.(1)	2,270,000	437,579
Software Service, Inc.	51,200	403,900
Tose Co. Ltd.(1)	41,000	283,801
		1,493,316
Telecommunications (1.3%)
AT&T, Inc.	15,000	418,800
Longcheer Holdings Ltd.(1)	1,500,000	328,009
Nokia OYJ – ADR	4,000	74,600
		821,409
Toys-Games-Hobbies (1.0%)
Action Products International, Inc.*	495,894	614,909

Transportation (0.6%)
Deutsche Post AG(1)	17,500	367,103

TOTAL COMMON STOCKS (Identified Cost $66,234,804)		46,119,074

REGISTERED INVESTMENT COMPANIES (0.9%)
Closed-End Funds (0.9%)
JZ Capital Partners Ltd.*(1)	180,035	345,903
Macquarie International Infrastructure Fund Ltd.(1)	671,000	210,101

TOTAL REGISTERED INVESTMENT COMPANIES (Identified Cost $985,256)		556,004

PREFERRED STOCKS (6.0%)
Banks (3.0%)
Bank of America Corp., Series E, 4.000%(4)	27,375	347,663
Fifth Third Capital Trust VII, 8.875%(4)	17,800	191,706
HSBC USA, Inc., Series G, 4.000%(4)	28,000	363,999
Private Bancorp Capital Trust IV, 10.000%	8,000	175,200
Santander Finance Preferred SA Unipersonal, Series 6, 4.000%*(4)	21,500	172,430
Taylor Capital Trust, 9.750%	17,438	287,727
U.S. Bancorp, Series B, 3.500%*(4)	16,500	247,500
Zions Bancorp, Series A, 4.000%(4)	8,500	99,450
		1,885,675
Diversified Financial Services (1.1%)
The Goldman Sachs Group, Inc., Series D, 4.000%(4)	27,100	338,750
Merrill Lynch & Co., Inc., Series H, 3.460%	15,000	134,250
Temecula Valley Statutory Trust VI, 9.450%	28,300	203,194
		676,194
Insurance (1.0%)
MetLife, Inc., Series A, 4.000%(4)	23,500	282,000
Prudential Financial, Inc., Series CPI, 7.420%(4)*	15,000	309,150
		591,150
Schools (0.4%)
New Horizons Worldwide, Inc.*(1)(2)	8,602	267,719

Software (0.1%)
Interactive Voice, Data, and Fax, Inc.*(1)(2)	35,200	43,060

Sovereign Agency (0.4%)
Federal Home Loan Mortgage Corporation(4)
Series L, 3.580%	29,000	50,025
Series S, 4.000%	14,000	28,000
Federal National Mortgage Association(4)
Series F, 1.360%	39,500	130,350
Series P, 4.500%	21,500	33,325
		241,700
TOTAL PREFERRED STOCKS (Identified Cost $7,634,348)		3,705,498

Interest	Maturity	Principal
Rate	Date	Amount	Value
CONVERTIBLE BONDS (2.0%)
Media (0.9%)
Liberty Media LLC
3.125%	03/30/2023	$625,000	$569,531

Semiconductors (0.4%)
ASM International NV
4.250%	12/06/2011	230,000	241,213

Foreign Convertible Bonds (0.7%)
Telecommunications (0.7%)
Macquarie Communications Infrastructure Management
2.500%	08/23/2013	500,000	415,480

TOTAL CONVERTIBLE BONDS (Identified Cost $1,328,020)			1,226,224

CORPORATE BONDS (1.9%)
Banks (0.9%)
Kreditanstalt fuer Wiederaufbau(4)
10.000%	07/14/2023	465,000	449,887
National City Corp.
4.900%	01/15/2015	250,000	102,566
			552,453
Diversified Financial Services (1.0%)
CIT Group, Inc.
7.625%	11/30/2012	550,000	348,901
Morgan Stanley(4)
8.250%	03/14/2028	500,000	273,750
			622,651
TOTAL CORPORATE BONDS (Identified Cost $1,644,440)			1,175,104

STRUCTURED CORPORATE BONDS (4.1%)
Consumer Price Index Linked (0.1%)
Merrill Lynch & Co., Inc.(4)
7.530%	03/24/2009	45,000	44,356

Fixed to Float (0.6%)
ILFC E-Capital Trust I(1)(3)(4)
5.900%	12/21/2065	1,210,000	364,815

LIBOR Floaters (0.9%)
National Semiconductor Corp.(4)
3.069%	06/15/2010	615,000	590,749
Non-Inversion (2.1%)
BNP Paribas 30yr - 10yr CMS(4)
8.000%	01/30/2023	255,000	249,900
Lehman Brothers Holdings, Inc. 30yr – 10yr CMS(6)
8.000%	10/29/2019	50,000	6,250
Lehman Brothers Holdings, Inc. 30yr – 2yr CMS(6)
8.500%	01/10/2022	385,000	48,125
Morgan Stanley 30yr - 2yr CMS
7.500%	02/22/2023	300,000	171,000
Rabobank Nederland 30yr - 2yr CMS(4)
6.820%	04/01/2019	420,000	390,600
Toyota Motor Credit Corp. 30yr - 10yr CMS(4)
8.000%	05/23/2022	500,000	446,875
			1,312,750
Range Accrual (0.4%)
BNP Paribas SA 3M LIBOR 0-7%(4)
7.000%	10/26/2021	236,000	219,480
TOTAL STRUCTURED CORPORATE BONDS (Identified Cost $3,858,044)			2,532,150

Exercise	Expiration
Price	Date	Contracts/Shares	Value
PURCHASED OPTIONS (0.0%)(5)
Call Options

iShares Lehman Treasury Inflation Protected Securities Fund
$105.00	11/22/2008	8	240

Put Options
CBOE SPX Volatility
$25.00	10/22/2008	438	24,090

TOTAL PURCHASED OPTIONS (Identified Cost $84,205)			24,330

WARRANTS (0.4%)
Holding Companies (0.3%)
India Hospitality Corp.*
$5.00	08/01/2010	114,000	176,700

Insurance (0.0%)(5)
Jerneh Asia BHD*
1.60 MYR	07/26/2012	146,760	13,429

Real Estate (0.1%)
Bakrieland Development Tbk PT*
250.00 IDR	04/30/2010	4,935,000	31,923

Exercise	Expiration
Price	Date	Shares	Value
Schools (0.1%)
New Horizons Worldwide, Inc.*(1)(2)
$0.75	07/03/2012	53,333	$40,088

Toys-Games-Hobbies (0.0%)(5)
Action Products International, Inc.*(1)(2)
$3.75	01/31/2010	320	19

TOTAL WARRANTS (Identified Cost $60,220)			262,159

	Shares/Principal
	Amount	Value
SHORT TERM INVESTMENTS (2.4%)
Money Markets (2.4%)
Northern Institutional Fund - Diversified Asset Portfolio 7 day yield 1.81%	1,503,035	1,503,035

TOTAL SHORT TERM INVESTMENTS (Identified Cost $1,503,035)		1,503,035

TOTAL INVESTMENTS (92.0%) (Identified Cost $83,332,372)		57,103,578

TOTAL OTHER ASSETS LESS LIABILITIES (8.0%)		4,989,842

NET ASSETS (100.0%)		$62,093,420

SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

Principal	Acquisition		Value as a %
Amount/Shares	Date(s)	Value	of Net Assets
Action Products International, Inc. Warrants*(1)(2)
320	01/10/2006	$19	0.0	%(5)
ARA Asset Management Ltd.(1)(3)
1,220,000	06/26/2008	426,068	0.7%
Idaho Trust Bancorp*(1)(2)
46,500	08/30/2006	302,259	0.5%
ILFC E-Capital Trust I(1)(3)(5)
1,210,000	12/17/2007-01/11/2008	364,815	0.6%
Interactive Voice, Data, and Fax, Inc.*(1)(2)
35,200	09/14/2006-01/05/2007	43,060	0.1%
New Horizons Worldwide, Inc.*(1)(2)
8,602	07/03/2007	267,719	0.4%
New Horizons Worldwide, Inc. Warrants*(1)(2)
53,333	07/03/2007	40,088	0.0	%(5)
Premier Wealth Management*(1)(3)
327,925	05/26/2006-07/11/2006	26,234	0.0	%(5)
		$1,470,262	2.3%

*	Non Income Producing Security.
(1)	Fair valued security under procedures established by the Trust’s Board of Trustees. Total market value of fair valued securities as of September 30, 2008 is $27,811,003.
(2)	This security is considered illiquid by the investment adviser.
(3)

These securities are not registered, but may be resold only to “qualified institutional buyers” in transactions exempt from registration in accordance with Rule 144A under the Securities Act of 1933 and are technically considered “restricted securities”. These securities are considered liquid by the investment adviser. The cost of these securities is $2,012,830.

(4)	Represents a variable or increasing rate security. Rate disclosed is as of September 30, 2008.
(5)	Less than 0.05% of Net Assets.
(6)	Income is not being accrued on this security due to the issuer’s default on interest payments.

ADR — American Depositary Receipt

AG — Aktiengesellschaft (German: stock corporation)
ASA — Allmennaksjeselskap (Norwegian: stock corporation)

BHD — Berhad (Malaysian: equivalent to Public Limited Company)
CMS — Constant Maturity Swap Curve

IDR — Indonesian Rupiah

LIBOR — London Interbank Offered Rate
LLC — Limited Liability Company
MYR — Malaysian Ringgit

NV — Naamloze Vennotschap

OYJ — Julkinem Osakeyhtio (Finnish: public limited (trade) company)
PCL — Public Company Limited

PLC — Public Limited Company
PNB — Peromodalan Naional Berhad

PT — Perseroan Terbuka (Indonesian: limited liability company)
REIT — Real Estate Investment Trust

SA — Societe Anonyme (French company designation)
SpA — Societa per Azioni (Italian: Limited share company)
Tbk — Terbuka (stock symbol in Indonesian)

See Notes to Financial Statements.

	Shares	Value
COMMON STOCKS (51.9%)
Agriculture (0.3%)
PRT Forest Regeneration Income Fund	60,057	$184,530

Apparel (0.3%)
Ocean Sky International Ltd.	1,663,000	162,035

Banks (0.5%)
Idaho Trust Bancorp*(1)(2)	28,500	185,256
National Bancshares, Inc.*	64,000	113,600
		298,856
Beverages (0.9%)
Diedrich Coffee, Inc.*	58,976	114,413
Swiss Water Decaffeinated Coffee Income Fund	70,000	420,954
		535,367
Building Materials (2.0%)
CENTROTEC Sustainable AG*(1)	15,000	236,461
Cie de Saint-Gobain(1)	5,420	280,368
Dynasty Ceramic PCL(1)	892,900	413,302
ENDO Lighting Corp.	95,400	268,202
		1,198,333
Chemicals (1.3%)
Century Sunshine Ecological Technology Holdings Ltd.(1)	2,450,000	78,439
The Dow Chemical Co.	2,500	79,450
Meghmani Organics Ltd.(1)	1,549,000	131,091
Yip’s Chemical Holdings Ltd.(1)	1,098,000	469,866
		758,846
Commercial Services (1.3%)
Collectors Universe, Inc.	59,100	549,631
Tree.com, Inc.*	46,000	221,720
		771,351
Distribution-Wholesale (0.4%)
China Hong Kong Photo Products Holdings Ltd.(1)	3,742,700	238,159

Diversified Financial Services (1.2%)
Guoco Group Ltd.(1)	38,000	319,413
Premier Wealth Management*	188,000	15,040
Premier Wealth Management*(1)(3)	42,000	3,360
Takagi Securities Co. Ltd.(1)	72,000	136,555
WP Stewart & Co. Ltd.*	232,920	270,187
		744,555
Electric (0.5%)
Energias de Portugal SA(1)	70,000	293,775

Electrical Components & Equipment (0.6%)
Viridis Clean Energy Group(1)	694,088	341,553

Electronics (0.6%)
Sartorius AG(1)	18,185	349,389

Engineering & Construction (0.4%)
CH. Karnchang PCL(1)	1,892,600	222,165

Entertainment (0.7%)
Toei Co. Ltd.(1)	40,000	192,049
Yoshimoto Kogyo Co. Ltd.(1)	20,942	201,394
		393,443
Environmental Control (0.0%)(4)
Sinomem Technology Ltd.*(1)	206,000	21,004

Food (2.3%)
Celestial Nutrifoods Ltd.(1)	450,000	170,185
Fyffes PLC	480,759	216,579
Koninklijke Wessanen NV(1)	40,000	358,796
Petra Foods Ltd.(1)	402,000	247,548
Tofutti Brands, Inc.*	62,700	138,567
Total Produce PLC(1)	415,000	232,526
Turners & Growers Ltd.(1)	34,549	46,796
		1,410,997
Healthcare Products (0.4%)
LMA International NV*(1)	1,376,000	140,871
Techno Medica Co. Ltd.(1)	32	75,193
		216,064
Healthcare-Services (0.4%)
KPJ Healthcare BHD(1)	248,000	222,418

Holding Companies (1.8%)
Babcock & Brown Wind Partners(1)	394,000	330,912
Haw Par Corp.(1)	130,000	424,521
Hotung Investment Holdings Ltd.(1)	2,031,000	161,465
India Hospitality Corp.*	31,000	195,300
		1,112,198
Home Builders (0.2%)
Johor Land BHD	19,000	5,740
Sekisui Chemical Co. Ltd.(1)	15,000	89,168
		94,908

	Shares	Value
Housewares (0.2%)
Newell Rubbermaid, Inc.	7,000	$120,820

Insurance (1.9%)
21st Century Holding Co.	57,400	301,924
Jerneh Asia BHD(1)	654,200	251,380
Kurnia Asia BHD*	1,192,000	169,667
Old Mutual PLC(1)	40,000	55,988
Singapore Reinsurance(1)	2,324,000	387,859
		1,166,818
Internet (0.8%)
CS Loxinfo PCL(1)	1,206,200	99,182
Internet Gold-Golden Lines Ltd.*	23,100	132,825
Sify Ltd.- ADR*	72,000	126,720
Travelzoo, Inc.*	15,195	120,344
		479,071
Investment Companies (1.5%)
ARA Asset Management Ltd.(1)(3)	722,000	252,149
Pargesa Holding SA(1)	7,850	675,598
		927,747
Leisure Time (0.2%)
California WOW Xperience PCL*	353,852	25,708
Interval Leisure Group, Inc.*	6,800	70,720
		96,428
Lodging (0.2%)
Paliburg Holdings Ltd.(1)	7,881,678	118,151

Media (3.4%)
CBS Corp.	25,000	364,500
Gannett Co., Inc	18,000	304,380
Independent News & Media PLC(1)	249,000	406,698
The New York Times Co.	24,500	350,105
News Corp.	24,000	287,760
Pearson PLC	2,500	27,250
Spir Communication SA(1)	3,500	116,448
Workpoint Entertainment PLC(1)	771,300	163,465
		2,020,606
Mining (4.2%)
Barrick Gold Corp.	20,400	749,496
Newmont Mining Corp.	20,100	779,075
Royal Gold, Inc.	18,000	647,280
Zijin Mining Group Co. Ltd.(1)	680,000	343,851
		2,519,702
Miscellaneous Manufacturers (0.8%)
Cycle Country Accessories Corp.*	122,560	128,688
General Electric Co.	2,500	63,750
Uponor OYJ(1)	25,000	316,427
		508,865
Oil & Gas (5.5%)
Aurora Oil & Gas Corp.*	444,400	57,728
BP PLC - ADR	15,000	752,550
ENI SpA - ADR	12,000	635,400
Oil & Natural Gas Corp. Ltd.(1)	23,000	512,956
Royal Dutch Shell PLC - ADR	12,100	690,789
Singapore Petroleum Co. Ltd.(1)	89,000	289,215
StatoilHydro ASA - ADR	2,500	59,500
Thai Oil PLC(1)	254,000	315,479
		3,313,617
Oil Refining & Marketing (0.6%)
Neste Oil OYJ(1)	17,000	354,537

Pharmaceuticals (1.4%)
Apex Healthcare BHD(1)	454,000	224,250
Bristol-Myers Squibb Co.	10,000	208,500
Eu Yan Sang International Ltd.	736,000	192,087
Pfizer, Inc.	11,500	212,060
		836,897
Real Estate (3.4%)
Amanah Harta Tanah PNB	106,600	25,547
Amanah Harta Tanah PNB 2(1)	529,626	79,925
APN Property Group Ltd.(1)	793,200	308,462
AVJennings Homes Ltd.(1)	377,000	171,158
Housevalues, Inc.*	290,300	769,294
NR Nordic and Russia Properties Ltd.	550,000	402,630
Ticon Industrial(1)	387,000	144,746
UOL Group Ltd.(1)	98,000	173,322
		2,075,084
REITS (6.0%)
Cambridge Industrial Trust(1)	576,000	176,105
ING Property Trust(1)	610,000	290,993
MID Reit, Inc.(1)	206	486,605
Nippon Residential Investment Corp.(1)	209	524,018
Parkway Life Real Estate Investment Trust(1)	525,000	356,906
Premier Investment Corp.(1)	124	527,866
Strategic Hotels & Resorts, Inc.	25,000	188,750
United Urban Investment Corp.(1)	126	552,493
Whiterock Real Estate Investment Trust*	52,000	465,642
		3,569,378

	Shares	Value
Retail (0.9%)
Food Junction Holdings(1)	633,899	$144,043
Kyoto Kimono Yuzen Co. Ltd.(1)	367	264,025
Multi Indocitra Tbk PT	3,049,500	132,587
		540,655

Savings & Loans (0.3%)
First Federal of Northern Michigan Bancorp, Inc.	38,670	203,211

Software (1.4%)
IBA Healthcare Ltd.*(1)	200,000	122,679
Kingdee International Software Group Co. Ltd.(1)	1,000,000	192,766
Software Service, Inc.	36,600	288,726
Tose Co. Ltd.(1)	31,700	219,426
		823,597
Telecommunications (1.7%)
AT&T, Inc.	12,000	335,040
Deutsche Telekom AG - ADR	16,000	243,680
Longcheer Holdings Ltd.(1)	1,300,000	284,275
Nokia OYJ - ADR	2,000	37,300
Shin Corp Pub Co. Ltd.*(1)	197,700	111,449
		1,011,744
Toys-Games-Hobbies (0.5%)
Action Products International, Inc.*	222,614	276,041

Transportation (0.9%)
Deutsche Post AG(1)	15,000	314,659
Singapore Post Ltd.(1)	350,000	233,942
		548,601
TOTAL COMMON STOCKS (Identified Cost $43,264,575)		31,081,516

REGISTERED INVESTMENT COMPANIES (0.8%)
Closed-End Funds (0.8%)
JZ Capital Partners Ltd.*(1)	145,000	278,591
Macquarie International Infrastructure Fund Ltd.(1)	720,000	225,443

TOTAL REGISTERED INVESTMENT COMPANIES (Identified Cost $839,690)		504,034

PREFERRED STOCKS (8.8%)
Banks (3.9%)
Bank of America Corp., Series E, 4.000%(5)	28,000	355,600
Fifth Third Capital Trust VII, 8.875%(5)	9,800	105,546
HSBC USA, Inc., Series G, 4.000%(5)	30,500	396,500
Private Bancorp Capital Trust IV, 10.000%	10,700	234,330
Santander Finance Preferred SA Unipersonal, Series 6, 4.000%*(5)	28,500	228,570
Taylor Capital Trust, 9.750%	21,357	352,391
U.S. Bancorp, Series B, 3.500%*(5)	29,475	442,124
Zions Bancorp, Series A, 4.000%(5)	18,025	210,893
		2,325,954
Diversified Financial Services (1.8%)
General Electric Capital Corp.
4.500%	1,100	20,955
5.875%	2,900	57,913
6.000%	3,600	73,152
The Goldman Sachs Group, Inc., Series D, 4.000%(5)	34,000	424,999
Merrill Lynch & Co., Inc.
Series H, 3.460%(5)	16,130	144,364
Series G, 5.480%	4,475	39,649
Temecula Valley Statutory Trust VI, 9.450%	42,000	301,560
		1,062,592
Insurance (1.9%)
AAG Holding Co., Inc., 7.500%	7,200	90,000
American International Group, Inc., 6.450%	4,900	23,667
MetLife, Inc., Series A, 4.000%(5)	28,500	342,000
The Phoenix Cos, Inc., 7.450%	15,100	212,608
Prudential Financial, Inc., Series CPI, 7.420%(5)	23,100	476,091
		1,144,366
REITS (0.6%)
Hersha Hospitality Trust, Series A, 8.000%	11,350	187,275
Post Properties, Inc., Series A, 8.500%	4,175	158,650
Strategic Hotels & Resorts, Inc., Series A, 8.500%	1,900	23,180
		369,105
Schools (0.3%)
New Horizons Worldwide, Inc.*(1)(2)	5,735	178,489

Software (0.0%)(4)
Interactive Voice, Data, and Fax, Inc.*(1)(2)	16,600	20,307

	Shares	Value
Sovereign Agency (0.3%)
Federal Home Loan Mortgage Corp.
Series T, 6.420%	5,000	$9,000
Series Y, 6.550%	31,000	39,835
Federal National Mortgage Association, Series T, 8.250%	55,000	112,750
		161,585
TOTAL PREFERRED STOCKS (Identified Cost $8,178,044)		5,262,398

Interest	Maturity	Principal
Rate	Date	Amount	Value
CONVERTIBLE BONDS (3.8%)
Banks (0.3%)
PrivateBancorp, Inc.
3.625%	03/15/2027	$200,000	196,750

Media (0.8%)
Liberty Media LLC
3.125%	03/30/2023	550,000	501,188

Semiconductors (0.3%)
ASM International NV
4.250%	12/06/2011	165,000	173,044

Transportation (0.7%)
YRC Worldwide, Inc.
5.000%	08/08/2023	506,000	432,630

Foreign Convertible Bonds (1.7%)
Investment Companies (1.3%)
Pargesa Netherlands NV - CHF
1.750%	06/15/2014	1,110,000	750,400

Telecommunications (0.4%)
Macquarie Communications Infrastructure Management
2.500%	08/23/2013	250,000	207,740
			958,140
TOTAL CONVERTIBLE BONDS (Identified Cost $2,498,124)			2,261,752

CORPORATE BONDS (10.1%)
Banks (0.9%)
Kreditanstalt fuer Wiederaufbau(5)
10.000%	07/14/2023	450,000	435,375
National City Corp.
4.900%	01/15/2015	310,000	127,181
			562,556
Distribution-Wholesale (0.8%)
Owens & Minor, Inc.
6.350%	04/15/2016	484,000	471,414

Diversified Financial Services (1.8%)
CIT Group, Inc.
7.625%	11/30/2012	590,000	374,276
Jefferies Group, Inc.
6.450%	06/08/2027	350,000	256,935
Schwab Capital Trust I(5)
7.500%	11/15/2037	550,000	454,019
			1,085,230
Electronics (0.5%)
Fisher Scientific International, Inc.
6.125%	07/01/2015	300,000	289,660

Machinery-Diversified (0.5%)
The Manitowoc Co., Inc.
7.125%	11/01/2013	340,000	316,200

Miscellaneous Manufacturers (0.3%)
Polypore, Inc.
8.750%	05/15/2012	180,000	165,600

Office/Business Equipment (0.7%)
Xerox Corp.
7.625%	06/15/2013	445,000	450,438

Retail (1.1%)
Ltd. Brands, Inc.
6.900%	07/15/2017	550,000	463,665
7.600%	07/15/2037	250,000	203,198
			666,863
Savings & Loans (1.3%)
Independence Community Bank Corp.
4.900%	09/23/2010	325,000	250,143
Sovereign Bancorp, Inc.(5)
3.090%	03/01/2009	620,000	506,659
			756,802
Software (0.2%)
Broadridge Financial Solutions, Inc.
6.125%	06/01/2017	138,000	118,046

Transportation (0.4%)
Roadway Corp.
8.250%	12/01/2008	240,000	237,600

Interest	Maturity	Principal
Rate	Date	Amount	Value
Foreign Corporate Bonds (1.6%)
Banks (1.6%)
Rabobank Nederland - CHF
4.250%	09/14/2012	$1,000,000	$938,000

TOTAL CORPORATE BONDS (Identified Cost $6,608,342)			6,058,409

GOVERNMENT BONDS (12.6%)
U.S. Treasury Bonds & Notes (12.6%)
U.S. Treasury Inflation Indexed Bonds
2.375%	04/15/2011	553,565	559,360
2.000%	04/15/2012	541,995	542,969
1.875%	07/15/2013	598,665	596,467
2.000%	01/15/2026	2,768,850	2,520,952
1.750%	01/15/2028	3,148,800	2,736,257
U.S. Treasury Inflation Indexed Note
0.875%	04/15/2010	580,495	569,838
			7,525,843
TOTAL GOVERNMENT BONDS (Identified Cost $8,007,520)			7,525,843

STRUCTURED CORPORATE BONDS (7.7%)
Consumer Price Index Linked (0.7%)
Merrill Lynch & Co., Inc.(5)
7.530%	03/24/2009	43,000	42,385
SLM Corp.(5)
6.170%	10/08/2008	370,000	370,000
			412,385
Fixed to Float (0.4%)
ILFC E-Capital Trust I(1)(3)(5)
5.900%	12/21/2065	850,000	256,275

LIBOR Floaters (2.5%)
Capmark Financial Group, Inc.(5)
3.453%	05/10/2010	500,000	355,058
Lehman Brothers Holdings, Inc.(5)(6)
2.907%	11/16/2009	490,000	61,250
Meridian Funding Co., LLC(1)(3)(5)
3.326%	07/26/2010	726,670	617,503
National Semiconductor Corp.(5)
3.069%	06/15/2010	475,000	456,270
			1,490,081
Non-Inversion (3.7%)
BNP Paribas 30yr - 10yr CMS(5)
8.000%	01/30/2023	700,000	685,999
Lehman Brothers Holdings Inc. 30yr - 10yr CMS(6)
8.000%	10/29/2019	90,000	11,250
Lehman Brothers Holdings Inc. 30yr - 2yr CMS(6)
7.000%	09/29/2021	730,000	91,250
8.500%	01/10/2022	260,000	32,500
Morgan Stanley 30yr – 2 yr CMS
7.500%	02/22/2023	371,000	211,470
Morgan Stanley 30yr – 10 yr CMS(5)
10.000%	02/28/2028	685,000	492,344
Rabobank Nederland 30yr - 2yr CMS(5)
6.820%	04/01/2019	400,000	371,999
Toyota Motor Credit Corp. 30yr - 10yr CMS(5)
8.000%	05/23/2022	385,000	344,094
			2,240,906
Range Accrual (0.4%)
BNP Paribas SA 3M LIBOR 0-7%(5)
7.000%	10/26/2021	225,000	209,250

TOTAL STRUCTURED CORPORATE BONDS (Identified Cost $7,033,432)			4,608,897

Exercise	Expiration
Price	Date	Shares	Value
WARRANTS (0.2%)
Holding Companies (0.2%)
India Hospitality Corp.*
$5.00	08/01/2010	62,000	96,099

Insurance (0.0%)(4)
Jerneh Asia BHD*
1.60 MYR	07/26/2012	17,100	1,565

Real Estate (0.0%)(4)
Bakrieland Development Tbk PT*
250.00 IDR	04/30/2010	2,583,000	16,709

Schools (0.0%)(4)
New Horizons Worldwide, Inc. *(1)(2)
$0.75	07/03/2012	35,556	26,726

Toys-Games-Hobbies (0.0%)(4)
Action Products International, Inc. *(1)(2)
$3.75	01/31/2010	215	13

TOTAL WARRANTS (Identified Cost $35,247)			141,112

	Shares/Principal Amount	Value
SHORT TERM INVESTMENTS (1.4%)
Money Markets (1.4%)
Northern Institutional Fund - Diversified Asset Portfolio 7 day yield 1.81%	853,453	$853,453

TOTAL SHORT TERM INVESTMENTS (Identified Cost $853,453)		853,453

TOTAL INVESTMENTS (97.3%) (Identified Cost $77,318,427)		58,297,414

TOTAL OTHER ASSETS LESS LIABILITIES (2.7%)		1,595,943

NET ASSETS (100.0%)		$59,893,357

SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

Principal	Acquisition		Value as a %
Amount/Shares	Date(s)	Value	of Net Assets
Action Products International, Inc., Warrants*(1)(2)
320	01/10/2006	$13	0.0	%(4)
ARA Asset Management Ltd.(1)(3)
722,000	06/26/2008	252,149	0.4%
Idaho Trust Bancorp*(1)(2)
28,500	08/30/2006	185,256	0.3%
ILFC E-Capital Trust I(1)(3)(4)
850,000	12/17/2007-01/11/2008	256,275	0.4%
Interactive Voice, Data, and Fax, Inc.*(1)(2)
16,600	09/14/2006-01/05/2007	20,307	0.0	%(4)
Meridian Funding Co., LLC(1)(3)
726,670	12/11/2007	617,503	1.0%
New Horizons Worldwide, Inc.*(1)(2)
5,735	07/03/2007	178,489	0.3%
New Horizons Worldwide, Inc. Warrants*(1)(2)
35,556	07/03/2007	26,726	0.1%
Premier Wealth Management*(1)(3)
42,000	05/26/2006-07/11/2006	3,360	0.0	%(4)
		$1,540,078	2.5%

*	Non Income Producing Security.
(1)	Fair valued security under procedures established by the Trust’s Board of Trustees. Total market value of fair valued securities as of September 30, 2008 is $18,780,841.
(2)	This security is considered illiquid by the investment adviser.
(3)

These securities are not registered, but may be resold only to “qualified institutional buyers” in transactions exempt from registration in accordance with Rule 144A under the Securities Act of 1933 and are technically considered “restricted securities”. These securities are considered liquid by the investment adviser. The cost of these securities is $864,242.

(4)	Less than 0.05% of Net Assets.
(5)	Represents a variable or increasing rate security. Rate disclosed is as of September 30, 2008.
(6)	Income is not being accrued on this security due to the issuer’s default on interest payments.

ADR – American Depositary Receipt

AG – Aktiengesellschaft (German: stock corporation)

ASA – Allmennaksjeselskap (Norwegian: stock corporation)

BHD – Berhad (Malaysian: equivalent to Public Limited Company)

CHF – Swiss Franc

CMS – Constant Maturity Swap Curve

IDR – Indonesian Rupiah

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

MYR – Malaysian Ringgit

NV – Naamloze Vennotschap

OYJ – Julkinem Osakeyhtio (Finnish: public limited (trade) company)

PCL – Public Company Limited

PLC – Public Limited Company

PNB – Peromodalan Naional Berhad

PT – Perseroan Terbuka (Indonesian: limited liability company)

REIT – Real Estate Investment Trust

SA – Societe Anonyme (French company designation)

SpA – Societa per Azioni (Italian: Limited share company)

Tbk – Terbuka (stock symbol in Indonesian)

See Notes to Financial Statements

UTOPIA FUNDS Yield Income Fund	As of September 30, 2008

SCHEDULE of Investments

	Shares	Value
COMMON STOCKS (35.3%)
Agriculture (0.2%)
PRT Forest Regeneration Income Fund	26,700	$82,038

Apparel (0.3%)
Ocean Sky International Ltd.	1,452,000	141,476

Auto Manufacturers (0.0%)(1)
Showa Aircraft Industry Co. Ltd.(2)	3,000	15,979

Banks (0.2%)
Idaho Trust Bancorp*(2)(3)	9,500	61,752
National Bancshares, Inc.*	17,000	30,175
		91,927

Beverages (0.6%)
Diedrich Coffee, Inc.*	34,399	66,734
Swiss Water Decaffeinated Coffee Income Fund	39,000	234,532
		301,266

Building Materials (0.6%)
CENTROTEC Sustainable AG*(2)	3,500	55,174
Cie de Saint-Gobain(2)	1,350	69,833
Dynasty Ceramic PCL(2)	205,900	95,306
ENDO Lighting Corp.	40,600	114,141
		334,454

Chemicals (0.6%)
The Dow Chemical Co.	1,500	47,670
Meghmani Organics Ltd.(2)	490,100	41,477
Yip’s Chemical Holdings Ltd.(2)	578,000	247,343
		336,490
Commercial Services (0.2%)
Tree.com, Inc.*	20,000	96,400

Distribution-Wholesale (0.2%)
China Hong Kong Photo Products Holdings Ltd.(2)	1,749,300	111,313

Diversified Financial Services (0.8%)
Guoco Group Ltd.(2)	15,000	126,084
Premier Wealth Management*(2)(3)(4)	58,000	4,640
Takagi Securities Co. Ltd.(2)	40,000	75,864
WP Stewart & Co. Ltd.*	170,000	197,200
		403,788

Electric (0.5%)
Energias de Portugal SA(2)	65,000	272,791

Electrical Components & Equipment (0.4%)
Viridis Clean Energy Group(2)	419,465	206,414

Electronics (0.6%)
Sartorius AG(2)	15,500	297,802

Entertainment (0.2%)
TMS Entertainment Ltd.(2)	39,900	90,596

Food (1.5%)
Celestial Nutrifoods Ltd.(2)	95,000	35,928
Fyffes PLC	332,000	149,564
Koninklijke Wessanen NV(2)	29,500	264,612
Petra Foods Ltd.(2)	95,000	58,500
Total Produce PLC(2)	180,000	100,855
Turners & Growers Ltd.(2)	103,531	140,232
		749,691

Healthcare-Services (0.2%)
KPJ Healthcare BHD(2)	100,000	89,685

Holding Companies (1.3%)
Babcock & Brown Wind Partners(2)	280,000	235,166
Haw Par Corp.(2)	100,000	326,555
Hotung Investment Holdings Ltd.(2)	500,000	39,750
India Hospitality Corp.*	12,500	78,750
		680,221

Home Builders (0.3%)
Johor Land BHD	459,000	138,667

Housewares (0.1%)
Newell Rubbermaid, Inc.	4,000	69,040

Insurance (1.2%)
21st Century Holding Co.	40,700	214,082
Jerneh Asia BHD(2)	309,760	119,027
Kurnia Asia BHD*	410,000	58,359
Singapore Reinsurance(2)	1,367,800	228,276
		619,744

Internet (0.3%)
Internet Gold-Golden Lines Ltd.*	13,000	74,750
Sify Ltd.- ADR*	37,000	65,120
		139,870

Investment Companies (1.2%)
ARA Asset Management Ltd.(2)(4)	474,000	165,538
Pargesa Holding SA(2)	5,163	444,345
		609,883

	Shares	Value
Leisure Time (0.1%)
Interval Leisure Group, Inc.*	3,000	$31,200

Media (2.1%)
CBS Corp.	13,500	196,830
Gannett Co., Inc.	8,500	143,735
Independent News & Media PLC(2)	152,400	248,919
The New York Times Co.	15,000	214,350
News Corp.	12,500	149,875
Spir Communication SA(2)	2,000	66,542
Workpoint Entertainment PLC(2)	372,000	78,840
		1,099,091
Mining (4.1%)
Barrick Gold Corp.	15,000	551,100
Newmont Mining Corp.	16,900	655,043
Royal Gold, Inc.	16,000	575,360
Zijin Mining Group Co. Ltd.(2)	580,000	293,285
		2,074,788
Miscellaneous Manufacturers (0.8%)
Cycle Country Accessories Corp.*	40,147	42,154
General Electric Co.	4,000	102,000
Uponor OYJ(2)	19,500	246,814
		390,968
Oil & Gas (5.0%)
Aurora Oil & Gas Corp.*	230,200	29,903
BP PLC – ADR	10,500	526,785
ENI SpA – ADR	10,500	555,975
Oil & Natural Gas Corp. Ltd.(2)	16,700	372,451
Royal Dutch Shell PLC – ADR	9,500	542,355
Singapore Petroleum Co. Ltd.(2)	80,000	259,969
StatoilHydro ASA – ADR	2,500	59,500
Thai Oil PLC(2)	170,000	211,147
		2,558,085
Oil Refining & Marketing (0.5%)
Neste Oil OYJ(2)	12,500	260,689

Pharmaceuticals (0.8%)
Apex Healthcare BHD(2)	220,000	108,668
Bristol-Myers Squibb Co.	5,000	104,250
Eu Yan Sang International Ltd.	390,000	101,785
Pfizer, Inc.	6,000	110,640
		425,343
Real Estate (1.9%)
APN Property Group Ltd.(2)	633,597	246,395
AVJennings Homes Ltd.(2)	169,154	76,796
Housevalues, Inc.*	116,000	307,400
NR Nordic and Russia Properties Ltd.	370,000	270,860
UOL Group Ltd.(2)	46,000	81,355
		982,806

REITS (5.1%)
Cambridge Industrial Trust(2)	266,000	81,326
ING Property Trust(2)	425,000	202,741
MID Reit, Inc.(2)	156	368,497
Nippon Residential Investment Corp.(2)	156	391,133
Parkway Life Real Estate Investment Trust(2)	375,000	254,933
Premier Investment Corp.(2)	93	395,900
Strategic Hotels & Resorts, Inc.	25,000	188,750
United Urban Investment Corp.(2)	103	451,640
Whiterock Real Estate Investment Trust	27,500	246,253
		2,581,173

Retail (1.1%)
Bijou Brigitte AG(2)	1,000	97,623
Food Junction Holdings(2)	503,097	114,320
Kyoto Kimono Yuzen Co. Ltd.(2)	415	298,558
Multi Indocitra Tbk PT	738,000	32,087
		542,588

Savings & Loans (0.2%)
First Federal of Northern Michigan Bancorp, Inc.	19,555	102,762

Software (0.5%)
Kingdee International Software Group Co. Ltd.(2)	450,000	86,745
Software Service, Inc.	13,000	102,553
Tose Co. Ltd.(2)	11,900	82,371
		271,669

Telecommunications (0.9%)
AT&T, Inc.	5,000	139,600
Deutsche Telekom AG – ADR	10,000	152,300
Longcheer Holdings Ltd.(2)	499,500	109,227
Nokia OYJ – ADR	2,000	37,300
		438,427

Toys-Games-Hobbies (0.1%)
Action Products International, Inc.*	61,592	76,374

Transportation (0.6%)
Deutsche Post AG(2)	7,000	146,841
Singapore Post Ltd.(2)	200,000	133,681
		280,522

	Shares	Value
TOTAL COMMON STOCKS (Identified Cost $23,609,521)		$17,996,020

REGISTERED INVESTMENT COMPANIES (0.4%)
Closed-End Funds (0.4%)
JZ Capital Partners Ltd.*(2)	32,000	61,482
Macquarie International
Infrastructure Fund Ltd.(2)	391,000	122,428

TOTAL REGISTERED INVESTMENT COMPANIES (Identified Cost $339,428)		183,910

PREFERRED STOCKS (11.1%)
Banks (3.9%)
Bank of America Corp., Series E, 4.000%(5)	27,200	345,440
Fifth Third Capital Trust VII, 8.875%(5)	4,000	43,080
HSBC USA, Inc., Series G, 4.000%(5)	25,000	325,000
Midwest Banc Holdings, Inc., Series A, 7.750%	4,400	44,616
Private Bancorp Capital Trust IV, 10.000%	7,200	157,680
Santander Finance Preferred SA
Unipersonal, Series 6, 4.000%*(5)	16,500	132,330
Susquehanna Capital Group, Series I, 9.375%(5)	6,199	137,928
Taylor Capital Trust, 9.750%	17,300	285,450
U.S. Bancorp, Series B, 3.500%*(5)	22,500	337,500
Zions Bancorp, Series A, 4.000%(5)	14,400	168,480
		1,977,504
Diversified Financial services (2.2%)
Affiliated Managers Group, Inc., 5.100%	2,000	71,375
General Electric Capital Corp.
4.500%	5,500	104,775
5.875%	6,100	121,817
6.00%	6,000	121,920
The Goldman Sachs Group, Inc., Series D, 4.000%(5)	25,100	313,750
Merrill Lynch & Co., Inc., Series H, 3.460%	27,000	241,650
Temecula Valley Statutory
Trust VI, 9.450%	19,400	139,292
		1,114,579
Insurance (2.0%)
AAG Holding Co., Inc, 7.500%	10,000	133,700
American International Group, Inc., 6.450%(3)	5,300	25,599
MetLife, Inc., Series A, 4.000%(5)	21,000	252,000
The Phoenix Cos, Inc., 7.450%	17,400	244,992
Prudential Financial, Inc., Series CPI, 7.420%(5)	18,075	372,526
		1,028,817
REITS (2.5%)
Duke Realty Corp.
Series M, 6.950%	3,700	60,680
Series O, 8.375%	7,300	134,977
Hersha Hospitality Trust, Series A, 8.000%	13,100	216,150
Hospitality Properties Trust
Series B, 8.875%	8,100	129,600
Series C, 7.000%	17,070	203,987
Host Hotels & Resorts, Inc., Series E, 8.875%	15,700	273,180
Post Properties, Inc., Series A, 8.500%	6,091	231,458
Strategic Hotels & Resorts, Inc., Series A, 8.500%	5,000	61,000
		1,311,032
Schools (0.2%)
New Horizons Worldwide, Inc.*(2)(3)	2,867	89,229

Software (0.0%)(1)
Interactive Voice, Data, and Fax, Inc.*(2)(3)	4,000	4,893

Sovereign Agency (0.3%)
Federal Home Loan Mortgage Corporation(5)
Series L, 3.580%	22,075	38,079
Series S, 4.000%	2,750	5,500
Federal National Mortgage Association(5)
Series F, 1.360%	15,100	49,830
Series G, 6.480%	4,000	13,280
Series P, 4.500%	21,000	32,550
		139,239
TOTAL PREFERRED STOCKS (Identified Cost $9,567,379)		5,665,293

Interest	Maturity	Principal
Rate	Date	Amount	Value
CONVERTIBLE BONDS (3.3%)
Banks (0.4%)
PrivateBancorp, Inc.
3.625%	03/15/2027	$200,000	196,750

Interest	Maturity	Principal
Rate	Date	Amount	Value
Media (0.7%)
Liberty Media LLC
3.125%	03/30/2023	$375,000	$341,719

Semiconductors (0.1%)
ASM International NV
4.250%	12/06/2011	45,000	47,194

Transportation (0.3%)
YRC Worldwide, Inc.
5.000%	08/08/2023	178,000	152,190

Foreign Convertible Bonds (1.8%)
Investment Companies (1.8%)
Pargesa Netherlands NV - CHF
1.750%	06/15/2014	1,400,000	946,450

TOTAL CONVERTIBLE BONDS (Identified Cost $1,948,625)			1,684,303

CORPORATE BONDS (12.9%)
Banks (1.9%)
Kreditanstalt fuer Wiederaufbau(5)
10.000%	07/14/2023	565,000	546,637
National City Bank
2.700%	08/24/2009	454,545	332,973
National City Corp.
4.900%	01/15/2015	240,000	98,463
			978,073
Distribution-Wholesale (1.2%)
Owens & Minor, Inc.
6.350%	04/15/2016	600,000	584,397

Diversified Financial services (3.2%)
CIT Group, Inc.
7.625%	11/30/2012	460,000	291,808
General Electric Capital Corp.
7.750%	06/09/2009	575,000	576,866
Jefferies Group, Inc.
6.450%	06/08/2027	350,000	256,935
Schwab Capital Trust I(5)
7.500%	11/15/2037	610,000	503,549
			1,629,158
Electronics (0.9%)
Fisher Scientific International, Inc.
6.125%	07/01/2015	500,000	482,767

Insurance (0.3%)
Metropolitan Life Global Funding I(2)(4)
5.750%	07/25/2011	130,000	130,854

Machinery-Diversified (0.2%)
The Manitowoc Co., Inc.
7.125%	11/01/2013	115,000	106,950

Miscellaneous Manufacturers (0.7%)
Polypore, Inc.
8.750%	05/15/2012	370,000	340,400

Office/Business Equipment (0.3%)
Xerox Corp.
7.625%	06/15/2013	145,000	146,772

Retail (1.1%)
Ltd. Brands, Inc.
6.900%	07/15/2017	450,000	379,363
7.600%	07/15/2037	250,000	203,198
			582,561
Savings & Loans (1.8%)
Independence Community Bank Corp.
4.900%	09/23/2010	675,000	519,527
Sovereign Bancorp, Inc.(5)
3.090%	03/01/2009	500,000	408,596
			928,123
Software (0.2%)
Broadridge Financial Solutions, Inc.
6.125%	06/01/2017	115,000	98,371

Transportation (0.3%)
Roadway Corp.
8.250%	12/01/2008	160,000	158,400

Foreign Corporate Bonds (0.8%)
Banks (0.8%)
Rabobank Nederland - CHF
4.250%	09/14/2012	450,000	422,100

TOTAL CORPORATE BONDS (Identified Cost $7,252,840)			6,588,926

GOVERNMENT BONDS (27.4%)
U.S. Treasury Bonds & Notes (27.4%)
U.S. Treasury Inflation Indexed Bonds
2.375%	04/15/2011	553,565	559,360
2.000%	04/15/2012	541,995	542,969
1.875%	07/15/2013	598,665	596,467
1.625%	01/15/2018	2,624,000	2,478,861
2.000%	01/15/2026	4,153,275	3,781,428
2.375%	01/15/2027	3,274,170	3,153,946
1.750%	01/15/2028	2,624,000	2,280,214

Interest	Maturity	Principal
Rate	Date	Amount	Value
U.S. Treasury Bonds & Notes (continued)
U.S. Treasury Inflation Indexed Notes
0.875%	04/15/2010	$580,495	$569,838
			13,963,083
TOTAL GOVERNMENT BONDS (Identified Cost $14,818,014)			13,963,083

STRUCTURED CORPORATE BONDS (6.1%)
Consumer Price Index Linked (0.6%)
Merrill Lynch & Co., Inc.(5)
7.530%	03/24/2009	17,000	16,757
SLM Corp.(5)
6.170%	10/08/2008	300,000	300,000
			316,757
Fixed to Float (0.2%)
ILFC E-Capital Trust I(2)(4)(5)
5.900%	12/21/2065	340,000	102,510

LIBOR Floaters (1.5%)
Capmark Financial Group, Inc.(5)
3.453%	05/10/2010	500,000	355,058
Lehman Brothers Holdings, Inc.(6)
2.907%	11/16/2009	160,000	20,000
Meridian Funding Co., LLC(2)(4)(5)
3.326%	07/26/2010	293,335	249,267
National Semiconductor Corp.(5)
3.069%	06/15/2010	160,000	153,691
			778,016
Non-Inversion (3.5%)
American International Group, Inc. 30yr - 2yr CMS(2)(3)(5)
7.500%	03/23/2022	325,000	118,625
BNP Paribas 30yr - 10yr CMS(5)
8.750%	12/01/2019	400,000	371,080
8.000%	01/30/2023	400,000	391,999
Lehman Brothers Holdings, Inc. 30yr - 10yr CMS(6)
8.000%	10/29/2019	40,000	5,000
Lehman Brothers Holdings, Inc. 30yr - 2yr CMS(6)
7.000%	09/29/2021	270,000	33,750
8.500%	01/10/2022	115,000	14,375
Morgan Stanley 30yr - 2yr CMS
7.500%	02/22/2023	400,000	228,000
Morgan Stanley 30yr - 10yr CMS(5)
10.000%	02/28/2028	370,000	265,938
Rabobank Nederland 30yr - 2yr CMS(5)
6.820%	04/01/2019	180,000	167,400
Toyota Motor Credit Corp. 30yr - 10yr CMS(5)
8.000%	05/23/2022	175,000	156,406
			1,752,573
Range Accrual (0.3%)
BNP Paribas SA, 3M LIBOR 0-7%(5)
7.000%	10/26/2021	85,000	79,050
Rabobank Nederland NV, 6M LIBOR 0-7%(5)
7.050%	04/17/2022	100,000	90,291
			169,341
TOTAL STRUCTURED CORPORATE BONDS (Identified Cost $4,447,841)			3,119,197

Exercise	Expiration
Price	Date	Shares	Value
WARRANTS (0.1%)
Holding Companies (0.1%)
India Hospitality Corp.*
$5.00	08/01/2010	25,000	38,751

Insurance (0.0%)(1)
Jerneh Asia BHD*
1.60 MYR	07/26/2012	24,660	2,256

Schools (0.0%)(1)
New Horizons Worldwide, Inc.*(2)(3)
$0.75	07/03/2012	17,778	13,363

Toys-Games-Hobbies (0.0%)(1)
Action Products International, Inc.,*(2)(3)
$3.75	01/31/2010	105	6

TOTAL WARRANTS (Identified Cost $15,523)			54,376

TOTAL INVESTMENTS (96.6%) (Identified Cost $61,999,171)			49,255,108

TOTAL OTHER ASSETS LESS LIABILITIES (3.4%)			1,743,026

NET ASSETS (100.0%)			$50,998,134

SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

Principal	Acquisition		Value as a %
Amount/Shares	Date(s)	Value	of Net Assets
Action Products International, Inc., Warrants*(2)(3)
105	01/10/2006	$6	0.0	(1)%
American International Group 30yr - 2yr CMS(2)(3)(5)
325,000	09/18/2007	118,625	0.2%
ARA Asset Management Ltd.(2)(4)
474,000	06/26/2008	165,538	0.3%
Idaho Trust Bancorp*(2)(3)
9,500	08/30/2006	61,752	0.1%
ILFC E-Capital Trust I(2)(4)(5)
340,000	12/17/2007-01/11/2008	102,510	0.2%
Interactive Voice, Data, and Fax, Inc.*(2)(3)
4,000	09/14/2006-01/05/2007	4,893	0.0(1)%
Meridian Funding Co., LLC(2)(4)
293,335	12/11/2007	249,267	0.5%
Metropolitan Life Global Funding I(2)(4)
130,000	08/20/2007	130,854	0.3%
New Horizons Worldwide Inc.*(2)(3)
2,867	07/03/2007	89,229	0.2%
New Horizons Worldwide Inc. Warrants*(2)(3)
17,778	07/03/2007	13,363	0.0%
Premier Wealth Management*(2)(3)(4)
58,000	5/26/2006-7/11/2006	4,640	0.0	(1)%
		$940,677	1.8%

*	Non Income Producing Security.
(1)	Less than 0.05% of Net Assets.
(2)	Fair valued security under procedures established by the Trust’s Board of Trustees. Total market value of fair valued securities as of September 30, 2008 is $10,680,900.
(3)	This security is considered illiquid by the investment adviser.
(4)

These securities are not registered, but may be resold only to “qualified institutional buyers” in transactions exempt from registration in accordance with Rule 144A under the Securities Act of 1933 and are technically considered “restricted securities”. These securities are considered liquid by the investment adviser. The cost of these securities is $201,482.

(5)	Represents a variable or increasing rate security. Rate disclosed is as of September 30, 2008.
(6)	Income is not being accrued on this security due to the issuer’s default on interest payments.

ADR – American Depositary Receipt

AG – Aktiengesellschaft (German: stock corporation)

ASA – Allmennaksjeselskap (Norwegian: stock corporation)

BHD – Berhad (Malaysian: equivalent to Public Limited Company)

CHF – Swiss Franc

CMS – Constant Maturity Swap Curve

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

MYR – Malaysian Ringgit

NV – Naamloze Vennotschap

OYJ – Julkinem Osakeyhtio (Finnish: public limited (trade) company)

PCL – Public Company Limited

PLC – Public Limited Company

PT – Perseroan Terbuka (Indonesian: limited liability company)

REIT – Real Estate Investment Trust

SA – Societe Anonyme (French company designation)

SpA – Societa per Azioni (Italian: Limited share company)

Tbk – Terbuka (stock symbol in Indonesian)

See Notes to the Financial Statements

UTOPIA FUNDS Growth Fund	As of September 30, 2008

STATEMENT of Assets and Liabilities

ASSETS
Investments, at value (Cost $60,621,129)	$43,603,282
Foreign currency, at value (Cost $711,694)	687,192
Receivable for investments sold	1,420,359
Dividends and interest receivable	229,514
Receivable for fund shares subscribed	145,025
Deposit with broker for options and securities sold short	9,426
Prepaid and other assets	3,374
Total Assets	46,098,172

LIABILITIES
Payable to custodian	12,017
Payable for investments purchased	1,700,421
Payable for fund shares redeemed	184,697
Payable for investment adviser fee	37,515
Payable for trustee fees	1,410
Other payables	34,218
Total Liabilities	1,970,278
Net Assets	$44,127,894

COMPOSITION OF NET ASSETS
Paid in capital	$66,419,504
Accumulated undistributed net investment income	1,703,359
Accumulated net realized loss on investments, options, securities sold short, and foreign currency transactions	(6,930,886)
Net unrealized depreciation on investments, options, and translation of assets and liabilities denominated in foreign currencies	(17,064,083)
Net Assets	$44,127,894

NET ASSET VALUE PER SHARE
Net Assets	$44,127,894
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	6,013,730
Net asset value and redemption price per share	$7.34

See Notes to the Financial Statements

As of September 30, 2008	UTOPIA FUNDS Core Fund

STATEMENT of Assets and Liabilities

ASSETS
Investments, at value (Cost $83,332,372)	$57,103,578
Foreign currency, at value (Cost $610,481)	576,068
Receivable for investments sold	6,449,145
Dividends and interest receivable	367,116
Receivable for fund shares subscribed	8,100
Deposit with broker for options and securities sold short	52,482
Prepaid and other assets	6,761
Total Assets	64,563,250

LIABILITIES
Payable to custodian	1,089,666
Payable for investments purchased	967,156
Payable for fund shares redeemed	306,187
Payable for investment adviser fee	64,541
Payable for trustee fees	1,916
Other payables	40,364
Total Liabilities	2,469,830
Net Assets	$62,093,420

COMPOSITION OF NET ASSETS
Paid in capital	$94,477,472
Accumulated undistributed net investment income	2,949,205
Accumulated net realized loss on investments, options, securities sold short, and foreign currency transactions	(9,043,322)
Net unrealized depreciation on investments, options, and translation of assets and liabilities denominated in foreign currencies	(26,289,935)
Net Assets	$62,093,420

NET ASSET VALUE PER SHARE
Net Assets	$62,093,420
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	8,361,407
Net asset value and redemption price per share	$7.43

See Notes to the Financial Statements

UTOPIA FUNDS Core Conservative Fund	As of September 30, 2008

STATEMENT of Assets and Liabilities

ASSETS
Investments, at value (Cost $77,318,427)	$58,297,414
Foreign currency, at value (Cost $521,068)	499,612
Receivable for investments sold	4,421,239
Dividends and interest receivable	472,656
Receivable for fund shares subscribed	7,500
Deposit with broker for options and securities sold short	317
Prepaid and other assets	5,338
Total Assets	63,704,076

LIABILITIES
Payable to custodian	726,944
Payable for investments purchased	2,841,854
Payable for fund shares redeemed	129,377
Payable for investment adviser fee	70,957
Payable for trustee fees	1,793
Other payables	39,794
Total Liabilities	3,810,719
Net Assets	$59,893,357

COMPOSITION OF NET ASSETS
Paid in capital	$80,467,222
Accumulated undistributed net investment income	3,378,374
Accumulated net realized loss on investments, options, securities sold short, and foreign currency transactions	(4,893,521)
Net unrealized depreciation on investments, and translation of assets and liabilities denominated in foreign currencies	(19,058,718)
Net Assets	$59,893,357

NET ASSET VALUE PER SHARE
Net Assets	$59,893,357
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	7,355,419
Net asset value and redemption price per share	$8.14

See Notes to the Financial Statements

As of September 30, 2008	UTOPIA FUNDS Yield Income Fund

STATEMENT of Assets and Liabilities

ASSETS
Investments, at value (Cost $61,999,171)	$49,255,108
Foreign currency, at value (Cost $440,318)	430,176
Receivable for investments sold	6,431,597
Dividends and interest receivable	418,447
Receivable for fund shares subscribed	41,883
Deposit with broker for options	228
Prepaid and other assets	2,141
Total Assets	56,579,580

LIABILITIES
Payable to custodian	2,774,350
Payable for investments purchased	2,667,477
Payable for fund shares redeemed	45,994
Payable for investment adviser fee	56,607
Payable for trustee fees	1,712
Other payables	35,306
Total Liabilities	5,581,446
Net Assets	$50,998,134

COMPOSITION OF NET ASSETS
Paid in capital	$63,758,393
Accumulated undistributed net investment income	2,798,846
Accumulated net realized loss on investments, options, securities sold short, and foreign currency transactions	(2,787,758)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(12,771,347)
Net Assets	$50,998,134

NET ASSET VALUE PER SHARE
Net Assets	$50,998,134
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,915,238
Net asset value and redemption price per share	$8.62

See Notes to the Financial Statements

UTOPIA FUNDS Growth Fund	For the Year Ended September 30, 2008

STATEMENT of Operations

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $162,863)	$2,099,033
Interest	349,041
Total Income	2,448,074

EXPENSES
Investment adviser fee	803,206
Legal fees	26,987
Audit fees	33,479
Insurance fees	12,872
Trustee fees	20,511
Interest expenses	14,313
Dividends on short sales	16,836
Other expenses	617
Total expenses before waiver	928,821

Expenses waived by Investment Adviser	(52,546)
Net Expenses	876,275
Net Investment Income	1,571,799

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Investments	(6,628,637)
Options	(1,999,268)
Foreign currency transactions	2,344,347
Securities sold short	(315,004)
Net realized loss	(6,598,562)
Net change in unrealized depreciation on:
Investments, options, and securities sold short	(13,988,846)
Translation of assets and liabilities denominated in foreign currencies	(2,673,264)
Net change	(16,662,110)
Net Realized and Unrealized Loss on Investments	(23,260,672)
Net Decrease in Net Assets Resulting from Operations	$(21,688,873)

See Notes to the Financial Statements

For the Year Ended September 30, 2008	UTOPIA FUNDS Core Fund

STATEMENT of Operations

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $235,152)	$3,212,859
Interest	1,160,425
Other Income	5,730
Total Income	4,379,014

EXPENSES
Investment adviser fee	1,339,686
Legal fees	44,647
Audit fees	24,482
Insurance fees	27,368
Trustee fees	34,690
Interest expenses	14,415
Dividends on short sales	34,151
Other expenses	943
Total expenses before waiver	1,520,382

Expenses waived by Investment Adviser	(56,946)
Net Expenses	1,463,436
Net Investment Income	2,915,578

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Investments	(8,820,311)
Options	(3,456,316)
Foreign currency transactions	4,263,874
Securities sold short	(553,822)
Net realized loss	(8,566,575)
Net change in unrealized depreciation on:
Investments, options, and securities sold short	(22,953,856)
Translation of assets and liabilities denominated in foreign currencies	(3,517,602)
Net change	(26,471,458)
Net Realized and Unrealized Loss on Investments	(35,038,033)
Net Decrease in Net Assets Resulting from Operations	$(32,122,455)

See Notes to the Financial Statements

UTOPIA FUNDS Core Conservative Fund	For the Year Ended September 30, 2008

STATEMENT of Operations

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $153,152)	$2,642,903
Interest	2,188,038
Other Income	19,860
Total Income	4,850,801

EXPENSES
Investment adviser fee	1,210,437
Legal fees	40,642
Audit fees	24,608
Insurance fees	21,158
Trustee fees	30,289
Interest expenses	4,116
Dividends on short sales	12,746
Other expenses	965
Total expenses before waiver	1,344,961

Expenses waived by Investment Adviser	(39,877)
Net Expenses	1,305,084
Net Investment Income	3,545,717

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Investments	(5,463,857)
Options	(1,448,202)
Foreign currency transactions	2,173,134
Securities sold short	133,997
Net realized loss	(4,604,928)
Net change in unrealized depreciation on:
Investments, options and securities sold short	(17,896,194)
Translation of assets and liabilities denominated in foreign currencies	(2,017,770)
Net change	(19,913,964)
Net Realized and Unrealized Loss on Investments	(24,518,892)
Net Decrease in Net Assets Resulting from Operations	$(20,973,175)

See Notes to the Financial Statements

For the Year Ended September 30, 2008	UTOPIA FUNDS Yield Income Fund

STATEMENT of Operations

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $83,042)	$1,601,345
Interest	2,131,099
Other Income	15,840
Total Income	3,748,284

EXPENSES
Investment adviser fee	802,036
Legal fees	27,863
Audit fees	28,674
Insurance fees	8,703
Trustee fees	19,844
Interest expenses	2,754
Dividends on short sales	3,468
Other expenses	484
Total expenses before waiver	893,826

Expenses waived by Investment Adviser	(28,033)
Net Expenses	865,793
Net Investment Income	2,882,491

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Investments	(2,692,286)
Options	(832,149)
Foreign currency transactions	745,988
Securities sold short	66,808
Net realized loss	(2,711,639)
Net change in unrealized depreciation on:
Investments, options and securities sold short	(11,975,119)
Translation of assets and liabilities denominated in foreign currencies	(1,161,868)
Net change	(13,136,987)
Net Realized and Unrealized Loss on Investments	(15,848,626)
Net Decrease in Net Assets Resulting from Operations	$(12,966,135)

See Notes to the Financial Statements

UTOPIA FUNDS Growth Fund

STATEMENT of Changes in Net Assets

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
OPERATIONS
Net investment income	$1,571,799	$588,089
Net realized gain/(loss) on investments	(6,628,637)	4,140,380
Net realized gain/(loss) on options	(1,999,268)	210,938
Net realized gain on foreign currency transactions	2,344,347	17,839
Net realized loss on securities sold short	(315,004)	(123,902)
Net change in unrealized depreciation on investments, options and securities sold short	(13,988,846)	(1,906,375)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,673,264)	1,307,750
Net increase/(decrease) in net assets resulting from operations	(21,688,873)	4,234,719

DISTRIBUTIONS
Dividends to shareholders from net investment income	(875,070)	(227,517)
Distributions to shareholders from net realized gain on investments	(4,062,031)	(137,814)
Decrease in net assets from dividends and distributions	(4,937,101)	(365,331)

BENEFICIAL INTEREST TRANSACTIONS (SEE NOTE 3)
Proceeds from sale of shares	49,566,356	54,232,264
Shares issued in reinvestment of dividends	4,925,863	365,203
Cost of shares redeemed	(52,452,899)	(7,286,286)
Net increase in net assets derived from beneficial interest transactions	2,039,320	47,311,181
Net Increase/(Decrease) in Net Assets	(24,586,654)	51,180,569

NET ASSETS
Beginning of year	68,714,548	17,533,979
End of year (including undistributed net investment income of $1,703,359 and $587,705, respectively)	$44,127,984	$68,714,548

See Notes to the Financial Statements

UTOPIA FUNDS Core Fund

STATEMENT of Changes in Net Assets

	For the Year Ended	For the Year Ended
	September 30, 2008	September 30, 2007
OPERATIONS
Net investment income	$2,915,578	$2,075,825
Net realized gain/(loss) on investments	(8,820,311)	10,114,067
Net realized gain/(loss) on options	(3,456,316)	361,058
Net realized gain on foreign currency transactions	4,263,874	11,041
Net realized loss on securities sold short	(553,822)	(271,012)
Net change in unrealized depreciation on investments, options and securities sold short	(22,953,856)	(3,393,348)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(3,517,602)	2,809,068
Net increase/(decrease) in net assets resulting from operations	(32,122,455)	11,706,699

DISTRIBUTIONS
Dividends to shareholders from net investment income	(2,550,449)	(892,557)
Distributions to shareholders from net realized gain on investments	(9,694,309)	(500,129)
Decrease in net assets from dividends and distributions	(12,244,758)	(1,392,686)

BENEFICIAL INTEREST TRANSACTIONS (SEE NOTE 3)
Proceeds from sale of shares	62,885,213	63,032,029
Shares issued in reinvestment of dividends	12,241,018	1,392,687
Cost of shares redeemed	(92,788,322)	(10,245,915)
Net increase/(decrease) in net assets derived from beneficial interest transactions	(17,662,091)	54,178,801
Net Increase/(Decrease) in Net Assets	(62,029,304)	64,492,814

NET ASSETS
Beginning of year	124,122,724	59,629,910
End of year (including undistributed net investment income of $2,949,205 and $1,930,389, respectively)	$62,093,420	$124,122,724

See Notes to the Financial Statements

UTOPIA FUNDS Core Conservative Fund

STATEMENT of Changes in Net Assets

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
OPERATIONS
Net investment income	$3,545,717	$1,736,272
Net realized gain/(loss) on investments	(5,463,857)	5,306,333
Net realized gain/(loss) on options	(1,448,202)	225,291
Net realized gain on foreign currency transactions	2,173,134	56,560
Net realized gain/(loss) on securities sold short	133,997	(271,142)
Net change in unrealized depreciation on investments, options and securities sold short	(17,896,194)	(1,248,244)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,017,770)	1,731,742
Net increase/(decrease) in net assets resulting from operations	(20,973,175)	7,536,812

DISTRIBUTIONS
Dividends to shareholders from net investment income	(2,175,025)	(775,789)
Distributions to shareholders from net realized gain on investments	(5,038,991)	(179,506)
Decrease in net assets from dividends and distributions	(7,214,016)	(955,295)

BENEFICIAL INTEREST TRANSACTIONS (SEE NOTE 3)
Proceeds from sale of shares	68,919,500	51,081,832
Shares issued in reinvestment of dividends	7,197,849	955,294
Cost of shares redeemed	(78,986,398)	(13,354,542)
Net increase /(decrease) in net assets derived from beneficial interest transactions	(2,869,049)	38,682,584
Net Increase/(Decrease) in Net Assets	(31,056,240)	45,264,101

NET ASSETS
Beginning of year	90,949,597	45,685,496
End of year (including undistributed net investment income of $3,378,374 and $1,685,762, respectively)	$59,893,357	$90,949,597

See Notes to the Financial Statements

UTOPIA FUNDS Yield Income Fund

STATEMENT of Changes in Net Assets

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
OPERATIONS
Net investment income	$2,882,491	$822,284
Net realized gain/(loss) on investments	(2,692,286)	1,663,370
Net realized gain/(loss) on options	(832,149)	52,447
Net realized gain on foreign currency transactions	745,988	34,081
Net realized gain/(loss) on securities sold short	66,808	(32,559)
Net change in unrealized depreciation on investments, options and securities sold short	(11,975,119)	(337,826)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,161,868)	597,862
Net increase/(decrease) in net assets resulting from operations	(12,966,135)	2,799,659

DISTRIBUTIONS
Dividends to shareholders from net investment income	(999,882)	(345,624)
Distributions to shareholders from net realized gain on investments	(1,581,486)	(48,423)
Decrease in net assets from dividends and distributions	(2,581,368)	(394,047)

BENEFICIAL INTEREST TRANSACTIONS (SEE NOTE 3)
Proceeds from sale of shares	81,250,223	28,683,406
Shares issued in reinvestment of dividends	2,473,391	365,252
Cost of shares redeemed	(57,879,659)	(7,544,191)
Net increase in net assets derived from beneficial interest transactions	25,843,955	21,504,467
Net Increase in Net Assets	10,296,452	23,910,079

NET ASSETS
Beginning of year	40,701,682	16,791,603
End of year (including undistributed net investment income of $2,798,846 and $794,955, respectively)	$50,998,134	$40,701,682

See Notes to the Financial Statements

UTOPIA FUNDS Growth Fund

FINANCIAL Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Period December 30, 2005 (Inception) to September 30, 2006
Net asset value - beginning of the period/year	$11.99	$10.42	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.32	0.12	0.09
Net realized and unrealized gain/(loss) on investments	(3.80)	1.64	0.33
Total income/(loss) from investment operations	(3.48)	1.76	0.42

DISTRIBUTIONS
From net investment income	(0.21)	(0.12)	0.00
From net realized gain on investments	(0.96)	(0.07)	0.00
Total Distributions	(1.17)	(0.19)	0.00
Net Increase/(Decrease) in Net Asset Value	(4.65)	1.57	0.42
Net asset value - end of period/year	$7.34	$11.99	$10.42
Total Return (1)(2)	(31.72)%	17.11%	4.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$44,128	$68,715	$17,534
Ratios to Average Net Assets (excluding dividends on short sales expense and interest expense):
Ratio of expenses to average net assets with fee waivers	1.41%	1.37%	1 .35	%*
Ratio of expenses to average net assets without fee waivers	1.50%	1.52%	2.01	%*
Ratio of net investment income to average net assets with fee waivers	2.59%	1.85%	2.27	%*
Ratio of net investment income to average net assets without fee waivers	2.50%	1.70%	1.61	%*
Ratios to Average Net Assets (including dividends on short sales expense and interest expense):
Ratio of expenses to average net assets with fee waivers	1.44%	1.57%	—
Ratio of expenses to average net assets without fee waivers	1.53%	1.72%	—
Portfolio turnover rate (3)	170%	76%	53%

*	Annualized.

(1)	Total returns for periods of less than one year are not annualized.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.

(3)

A portfolio turnover rate is, the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities and U.S. Government securities) for the year ended September 30, 2008 were $97,510,075 and $79,362,909, respectively. Purchases at cost and proceeds from sales of long-term U.S. Government Securities for the year ended September 30, 2008 were $7,216,694 and $13,539,920, respectively.

See Notes to the Financial Statements

UTOPIA FUNDS Core Fund

FINANCIAL Highlights

			For the Period December 30, 2005
Selected data for a share of beneficial interest	For the Year Ended	For the Year Ended	(Inception) to
outstanding throughout the periods indicated	September 30, 2008	September 30, 2007	September 30, 2006

Net asset value - beginning of the period/year	$11.77	$10.45	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.33	0.21	0.09
Net realized and unrealized gain/(loss) on investments	(3.54)	1.33	0.36
Total income/(loss) from investment operations	(3.21)	1.54	0.45

DISTRIBUTIONS
From net investment income	(0.24)	(0.14)	0.00
From net realized gain on investments	(0.89)	(0.08)	0.00
Total Distributions	(1.13)	(0.22)	0.00
Net Increase/(Decrease) in Net Asset Value	(4.34)	1.20	0.45
Net asset value - end of period/year	$7.43	$11.77	$10.45
Total Return (1)(2)	(29.70)%	15.02%	4.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$62,093	$124,123	$59,630
Ratios to Average Net Assets (excluding dividends on short sales expense and interest expense):
Ratio of expenses to average net assets with fee waivers	1.41%	1.37%	1.73	%*
Ratio of expenses to average net assets without fee waivers	1.47%	1.52%	1.91	%*
Ratio of net investment income to average net assets with fee waivers	2.88%	2.38%	2.48	%*
Ratio of net investment income to average net assets without fee waivers	2.82%	2.24%	2.30	%*
Ratios to Average Net Assets (including dividends on short sales expense and interest expense):
Ratio of expenses to average net assets with fee waivers	1.44%	1.53%	—
Ratio of expenses to average net assets without fee waivers	1.50%	1.68%	—
Portfolio turnover rate (3)	145%	76%	64%

*	Annualized.

(1)	Total returns for periods of less than one year are not annualized.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the periods.

(3)

A portfolio turnover rate is, the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities and U.S. Government securities) for the year ended September 30, 2008 were $122,282,745 and $115,563,997, respectively. Purchases at cost and proceeds from sales of long-term U.S. Government Securities for the year ended September 30, 2008 were $13,125,482 and $37,222,528, respectively.

See Notes to the Financial Statements

UTOPIA FUNDS Core Conservative Fund

FINANCIAL Highlights

			For the Period December 30, 2005
Selected data for a share of beneficial interest	For the Year Ended	For the Year Ended	(Inception) to
outstanding throughout the periods indicated	September 30, 2008	September 30, 2007	September 30, 2006

Net asset value - beginning of the period/year	$11.49	$10.39	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.46	0.23	0.11
Net realized and unrealized gain/(loss) on investments	(2.95)	1.07	0.28
Total income/(loss) from investment operations	(2.49)	1.30	0.39

DISTRIBUTIONS
From net investment income	(0.26)	(0.16)	0.00
From net realized gain on investments	(0.60)	(0.04)	0.00
Total Distributions	(0.86)	(0.20)	0.00
Net Increase/(Decrease) in Net Asset Value	(3.35)	1.10	0.39
Net asset value - end of period/year	$8.14	$11.49	$10.39
Total Return (1)(2)	(23.33)%	12.70%	3.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$59,893	$90,950	$45,685
Ratios to Average Net Assets (excluding dividends on short sales expense and interest expense):
Ratio of expenses to average net assets with fee waivers	1.41%	1.37%	1.70	%*
Ratio of expenses to average net assets without fee waivers	1.45%	1.52%	1.92	%*
Ratio of net investment income to average net assets with fee waivers	3.87%	2.71%	2.89	%*
Ratio of net investment income to average net assets without fee waivers	3.83%	2.56%	2.67	%*
Ratios to Average Net Assets (including dividends on short sales expense and interest expense):
Ratio of expenses to average net assets with fee waivers	1.42%	1.48%	—
Ratio of expenses to average net assets without fee waivers	1.47%	1.63%	—
Portfolio turnover rate (3)	167%	73%	41%

*	Annualized.

(1)	Total returns for periods of less than one year are not annualized.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.

(3)

A portfolio turnover rate is, the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities and U.S. Government securities) for the year ended September 30, 2008 were $109,078,272 and $86,535,209, respectively. Purchases at cost and proceeds from sales of long-term U.S. Government Securities for the year ended September 30, 2008 were $28,725,760 and $52,086,470, respectively.

See Notes to the Financial Statements

UTOPIA FUNDS Yield Income Fund

FINANCIAL Highlights

			For the Period December 30, 2005
Selected data for a share of beneficial interest	For the Year Ended	For the Year Ended	(Inception) to
outstanding throughout the periods indicated	September 30, 2008	September 30, 2007	September 30, 2006

Net asset value - beginning of the period/year	$11.25	$10.35	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.53	0.24	0.13
Net realized and unrealized gain/(loss) on investments	(2.38)	0.88	0.22
Total income/(loss) from investment operations	(1.85)	1.12	0.35

DISTRIBUTIONS
From net investment income	(0.30)	(0.19)	0.00
From net realized gain on investments	(0.48)	(0.03)	0.00
Total Distributions	(0.78)	(0.22)	0.00
Net Increase/(Decrease) in Net Asset Value	(2.63)	0.90	0.35
Net asset value - end of period/year	$8.62	$11.25	$10.35
Total Return (1)(2)	(17.62)%	10.99%	3.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$50,998	$40,702	$16,792
Ratios to Average Net Assets (excluding dividends on short sales expense and interest expense):
Ratio of expenses to average net assets with fee waivers	1.42%	1.37%	1.36	%*
Ratio of expenses to average net assets without fee waivers	1.46%	1.52%	2.03	%*
Ratio of net investment income to average net assets with fee waivers	4.74%	3.02%	3.36	%*
Ratio of net investment income to average net assets without fee waivers	4.70%	2.87%	2.69	%*
Ratios to Average Net Assets (including dividends on short sales expense and interest expense):
Ratio of expenses to average net assets with fee waivers	1.42%	1.46%	—
Ratio of expenses to average net assets without fee waivers	1.47%	1.61%	—
Portfolio turnover rate (3)	165%	69%	53%

*	Annualized.

(1)	Total returns for periods of less than one year are not annualized.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.

(3)

A portfolio turnover rate is, the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities and U.S. Government securities) for the year ended September 30, 2008 were $77,954,584 and $47,643,495, respectively. Purchases at cost and proceeds from sales of long-term U.S. Government Securities for the year ended September 30, 2008 were $37,392,211 and $38,937,312, respectively.

See Notes to the Financial Statements

UTOPIA FUNDS

NOTES to Financial Statements

1. ORGANIZATION

Utopia Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on May 23, 2005 as a Delaware statutory trust pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Trust currently offers shares of beneficial interest (“shares”) of the Utopia Growth Fund, Utopia Core Fund, Utopia Core Conservative Fund, and the Utopia Yield Income Fund. Each Fund is non-diversified with an investment objective to seek long-term absolute total return. The Declaration of Trust permits the Trustees to create additional funds and classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates: The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from these estimates.

Security Valuation: A Fund’s net asset value (“NAV”) per share is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m. Eastern time, on each day when the NYSE is open for trading. The Funds do not price their shares on days when the NYSE is closed for trading. When net asset value is computed, quotations of foreign securities in foreign currencies are converted into the U.S. dollar equivalents at the prevailing market rates. Trading in securities on exchanges and over-the-counter markets in Europe and Asia is normally completed at various times prior to the current closing time of the NYSE. Trading on foreign exchanges may not take place on every day that the NYSE is open. Conversely, trading in various foreign markets may take place on days when the NYSE is not open and on other days when net asset value is not calculated. Consequently, calculation of the net asset value for a Fund may not occur at the same time as determination of the most current market prices of the securities included in the calculation, and the value of the net assets held by the Fund may be significantly affected on days when shares are not available for purchase or redemption.

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

Foreign equity securities are valued as of the close of trading on the primary exchange or market on which they trade. The Funds’ accounting services provider will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of regular trading on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct the accounting services provider when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sale price (or the latest bid price) and there is no guarantee that a fair valued security will be sold at the price at which a fund is carrying the security.

Fixed-income securities are valued by using market quotations or independent pricing services that use either prices provided by market-makers or matrixes that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. The value assigned to a security by a pricing service is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. There is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Other securities, and all other assets, including securities for which a market price is not available or the value of which is materially affected by a valuation event which occurred prior to the time when net asset value is computed, are valued at a fair value as determined in good faith by the Board of Trustees, or under the direction of the Board of Trustees, and in accordance with the Funds’ valuation procedures or by the Funds’ Pricing Committee (which is comprised of employees of the Adviser) and/or the Board’s Valuation Committee under the supervision of the Board of Trustees and in accordance with the Funds’ valuation procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Reverse Convertible Bonds:  A reverse convertible bond is a short-term bond that is linked to an underlying stock. At maturity, the investor receives either 100 percent of the original investment amount or a predetermined number of shares of the underlying stock. The stated coupon is paid regardless of what happens at maturity. The primary risk of these securities is that they are not principal protected. At maturity, the investor may receive shares of the underlying stock worth less than their original investment amount. As of September 30, 2008, each Fund held reverse convertible bonds.

Consumer Price Index Linked Bonds:  A Consumer Price Index (“CPI”) linked bond pays a coupon that is determined based on the monthly percentage difference of the CPI Index as measured by the Consumer Price Index for All Urban Consumers. This Index is published monthly by the U.S. Bureau of Labor Statistics and is a measure of inflation in the United States. The primary risk is the interest rate applicable to notes linked to

UTOPIA FUNDS

NOTES to Financial Statements

an index such as the Consumer Price Index may be linked to period-over-period changes in the level of the index for the relevant index measurement period. If the index does not increase during the relevant measurement period, holders of these notes may not receive any interest payments for the applicable interest period. As of September 30, 2008, the Utopia Core Fund, Utopia Core Conservative Fund and the Utopia Yield Income Fund held CPI linked bonds.

Range Notes: Range notes are securities whose coupon payments are linked to a reference range of a specified index. For example, as long as the Libor Yield remains within a fixed target range, coupon payments are made. The primary risk is if the Libor Yield is outside the specified reference range. As of September 30, 2008, the Utopia Core Fund, Utopia Core Conservative Fund and the Utopia Yield Income Fund held range notes.

Non-Inversion Notes:  A non-inversion note is a bond that pays a stated coupon as long as the yield curve between two stated maturities on the CMS curve, Constant Maturity Swap Curve, do not invert. The primary risk is if the interest rate changes. As of September 30, 2008, each Fund held non-inversion notes.

Fixed to Float: A fixed to float bond indicates the structured note coupon rate changes from Fixed to Floater over the life of the security. The primary risk is after the fixed period, the coupon rate falls to a lower rate. As of September 30, 2008 Utopia Core Conservative Fund and the Utopia Yield Income Fund held fixed to floats.

London Interbank Offered Rate Floater: A London Interbank Offered Rate (LIBOR) floater is a bond whose interest adjusts based on a LIBOR benchmark. The primary risk is if LIBOR falls. As of September 30, 2008, the Utopia Core Fund, Utopia Core Conservative Fund and the Utopia Yield Income Fund held LIBOR floaters.

Foreign Currency Transactions:  The books and records of the Funds are maintained in U.S. dollars. The Funds may purchase securities that are denominated in a foreign currency or debt obligations that are payable in a foreign currency. Investment securities and other assets and liabilities that are denominated in a foreign currency are translated into U.S. dollars at the exchange rate on the day of valuation.  Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange on the dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations from changes in market values of securities held and reported with other foreign currency gains and losses in the Statement of Operations.

As of September 30, 2008, the Funds had balances in foreign cash accounts as follows:

Foreign Cash Accounts	Amount	Value
Growth Fund
Australian Dollar (AUD)	80,260 (AUD)	$63,425
Brittish Pound (GBP)	102 (GBP)	181
Canadian Dollar (CAD)	29,916 (CAD)	28,110
European Union Euro (EUR)	89,491 (EUR)	125,986
Hong Kong Dollar (HKD)	240,663 (HKD)	30,994
Indian Rupee (INR)	742,966 (INR)	15,820
Japanese Yen (YEN)	1,932,120 (YEN)	18,167
Malaysian Ringgit (MYR)	642,072 (MYR)	186,513
New Taiwan Dollar (TWD)	6,649,278 (TWD)	206,467
New Zealand Dollar (NZD)	10,661 (NZD)	7,134
Singapore Dollar (SGD)	440 (SGD)	306
South African Rand (ZAR)	576 (ZAR)	70
Switzerland Franc (CHF)	4,518 (CHF)	4,019
		$687,192

Foreign Cash Accounts	Amount	Value
Core Fund
Australian Dollar (AUD)	651 (AUD)	$515
Brittish Pound (GBP)	316 (GBP)	562
Canadian Dollar (CAD)	324 (CAD)	305
European Union Euro (EUR)	25,311 (EUR)	35,633
Hong Kong Dollar (HKD)	40,564 (HKD)	5,224
Indian Rupee (INR)	533,281 (INR)	11,355
Japanese Yen (YEN)	(16,357,604) (YEN)	(153,802)
Malaysian Ringgit (MYR)	137,486 (MYR)	39,938
New Taiwan Dollar (TWD)	20,141,370 (TWD)	625,411
New Zealand Dollar (NZD)	16,098 (NZD)	10,772
Singapore Dollar (SGD)	104 (SGD)	73
South African Rand (ZAR)	611 (ZAR)	74
Switzerland Franc (CHF)	10 (CHF)	8
		$576,068

Foreign Cash Accounts	Amount	Value
Core Conservative Fund
Australian Dollar (AUD)	1,117 (AUD)	$882
Brittish Pound (GBP)	213 (GBP)	379
Canadian Dollar (CAD)	53 (CAD)	50
European Union Euro (EUR)	513 (EUR)	722
Hong Kong Dollar (HKD)	3,495 (HKD)	450
Indian Rupee (INR)	612,190 (INR)	13,035
Japanese Yen (YEN)	3,066,363 (YEN)	28,831
Malaysian Ringgit (MYR)	9,076 (MYR)	2,636
New Taiwan Dollar (TWD)	13,401,235 (TWD)	416,123
New Zealand Dollar (NZD)	13,274 (NZD)	8,883
Singapore Dollar (SGD)	412 (SGD)	286
South African Rand (ZAR)	360 (ZAR)	44
South Korean Won (KRW)	32,376,993 (KRW)	26,826
Switzerland Franc (CHF)	523 (CHF)	465
		$499,612

UTOPIA FUNDS

NOTES to Financial Statements

Foreign Cash Accounts	Amount	Value
Yield Income Fund
Australian Dollar (AUD)	4,476 (AUD)	$3,538
Brittish Pound (GBP)	38,833 (GBP)	69,039
Canadian Dollar (CAD)	42 (CAD)	40
European Union Euro (EUR)	984 (EUR)	1,385
Hong Kong Dollar (HKD)	1,697,578 (HKD)	218,623
Indian Rupee (INR)	437,964 (INR)	9,325
Japanese Yen (YEN)	181,859 (YEN)	1,710
Malaysian Ringgit (MYR)	5,019 (MYR)	1,458
New Taiwan Dollar (TWD)	3,752,767 (TWD)	116,528
New Zealand Dollar (NZD)	11,471 (NZD)	7,676
Singapore Dollar (SGD)	19 (SGD)	13
South African Rand (ZAR)	447 (ZAR)	54
Switzerland Franc (CHF)	885 (CHF)	787
		$430,176

Futures Contracts: The Funds will use such instruments for the purpose of speculation, bona fide hedging or risk management. A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Funds may buy and sell stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures. The Fund may also buy or write put or call options on these futures contracts.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value.  Subsequent payments (variation margin) are made or received by the Fund periodically.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. As of September 30, 2008, the Funds did not have any futures contracts.

Options: The Funds may write put and call options for speculative, bona fide hedging or risk management purposes. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities, as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. As of September 30, 2008, Utopia Growth Fund and Utopia Core Fund had purchased options.

Swap Agreements: The Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements and related caps, floors, and collars. The Funds will use such instruments for the purpose of speculation, bona fide hedging or risk management purposes. Swap agreements are two party contracts in which the parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index. Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counter party is obligated to pay the amount of any net depreciation. A Fund records an increase or decrease to realized gain (loss), in the amount due to or owed by the Fund at termination or settlement. As of September 30, 2008, the Funds did not have any swap agreements.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.  As of September 30, 2008, the Funds did not have any securities sold short.

Securities Lending: Each Fund may seek additional income at times by lending its portfolio securities up to 33 1/3% of its total assets to broker-dealers and financial institutions provided that: (1) the loan is secured by collateral that is continuously maintained in an amount at least equal to the current market value of the securities loaned, (2) the Fund may call the loan at any time with proper notice and receive the securities loaned, (3) the Fund will continue to receive interest and/or dividends paid on the loaned securities and may simultaneously earn interest on the investment of any cash collateral and (4) the aggregate market value of all securities loaned by the Fund will not at any time exceed the maximum permitted under the 1940 Act. Collateral will normally consist of cash or cash equivalents, securities issued by the U.S. government or its agencies or instrumentalities or irrevocable letters of credit. Securities lending by a Fund involves the risk that the borrower may fail to return the loaned securities

UTOPIA FUNDS

NOTES to Financial Statements

or maintain the proper amount of collateral. Therefore, a Fund will only enter into such lending after a review by the Adviser of the borrower’s financial statements, reports and other information as may be necessary to evaluate the creditworthiness of the borrower. Such reviews will be conducted on an ongoing basis as long as the loan is outstanding. As of September 30, 2008, the Funds did not have any securities on loan.

Warrants: The Funds may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein). As of September 30, 2008, each Fund held warrants.

Restricted Securities: The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the 1933 Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities, provided that a determination is made that such securities have a readily available trading market. The Funds may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the 1933 Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper pursuant to procedures adopted by the Board of Trustees. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Funds might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. As of September 30, 2008, each Fund held restricted securities.

Borrowings: The Funds may borrow, including through reverse repurchase agreements, to increase their portfolio holdings of securities in efforts to enhance performance (commonly referred to as “leverage”). Any borrowings for non-temporary purposes shall be from a bank. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Funds to maintain continuous asset coverage of not less than 300% with respect to all borrowings, which means that a Fund may borrow up to 33 1/3% of its total assets. As of September 30, 2008, each Fund did not have any borrowings; however, the Funds did have cash overdraft balances held at the custodian.

Other: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis. Expenses shared by the Funds are allocated among the Funds based on each Fund’s ratio of relative net assets to the combined net assets.

3. SHARES OF BENEFICIAL INTEREST

On September 30, 2008, there were an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

Utopia Growth Fund

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Shares sold	5,010,858	4,660,537
Shares issued as reinvestment of dividends and distributions	489,648	34,068
Shares redeemed	(5,219,175)	(645,253)
Net increase in shares	281,331	4,049,352

Utopia Core Fund

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Shares sold	6,385,022	5,647,475
Shares issued as reinvestment of dividends and distributions	1,231,491	131,015
Shares redeemed	(9,804,029)	(934,374)
Net increase/(decrease) in shares	(2,187,516)	4,844,116

UTOPIA FUNDS

NOTES to Financial Statements

Utopia Core Conservative Fund

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Shares sold	6,650,957	4,659,648
Shares issued as reinvestment of dividends and distributions	694,103	91,154
Shares redeemed	(7,904,419)	(1,233,768)
Net increase/(decrease) in shares	(559,359)	3,517,034

Utopia Yield Income Fund

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Shares sold	7,897,908	2,659,372
Shares issued as reinvestment of dividends and distributions	238,975	35,120
Shares redeemed	(5,840,469)	(698,166)
Net increase in shares	2,296,414	1,996,326

4.  FEDERAL INCOME TAXES AND DISTRIBUTIONS

Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. Each Fund is not subject to income taxes to the extent such distributions are made.

Unrealized Appreciation and Depreciation on Investments:  At September 30, 2008, the cost of securities on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

Utopia Growth Fund

Gross appreciation (excess of value over tax cost)	$903,559
Gross depreciation (excess of tax cost over value)	(18,420,621)
Net unrealized appreciation (depreciation)	$(17,517,062)
Cost of investments for income tax purposes	$61,120,344

Utopia Core Fund

Gross appreciation (excess of value over tax cost)	$1,005,065
Gross depreciation (excess of tax cost over value)	(27,828,371)
Net unrealized appreciation (depreciation)	$(26,823,306)
Cost of investments for income tax purposes	$83,926,884

Utopia Core Conservative Fund

Gross appreciation (excess of value over tax cost)	$667,865
Gross depreciation (excess of tax cost over value)	(20,086,414)
Net unrealized appreciation (depreciation)	$(19,418,549)
Cost of investments for income tax purposes	$77,715,963

Utopia Yield Income Fund

Gross appreciation (excess of value over tax cost)	$352,156
Gross depreciation (excess of tax cost over value)	(13,419,448)
Net unrealized appreciation (depreciation)	$(13,067,292)
Cost of investments for income tax purposes	$62,322,400

The differences between book and tax net unrealized appreciation (depreciation) are wash sale loss deferrals and taxation of certain investments.

Classifications of Distributions:  Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded by the Funds on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Funds during the period ended September 30, 2008 was as follows:

Utopia Growth Fund

Ordinary Income	$4,109,623
Long-Term Capital Gain	827,478
Total	$4,937,101

Utopia Core Fund

Ordinary Income	$10,136,171
Long-Term Capital Gain	2,108,587
Total	$12,244,758

Utopia Core Conservative Fund

Ordinary Income	$5,952,843
Long-Term Capital Gain	1,261,173
Total	$7,214,016

Utopia Yield Income Fund

Ordinary Income	$2,247,725
Long-Term Capital Gain	333,643
Total	$2,581,368

UTOPIA FUNDS

NOTES to Financial Statements

Components of Net Assets (Tax Basis): As of September 30, 2008, the components of net assets on a tax basis were:

Utopia Growth Fund

Undistributed ordinary income	$1,704,807
Undistributed net long-term capital gain	82
Net unrealized depreciation	(17,563,298)
Cumulative effect of other timing differences*	(6,433,201)
Total	$(22,291,610)

Utopia Core Fund

Undistributed ordinary income	$2,974,827
Undistributed net long-term capital gain	—
Net unrealized depreciation	(26,884,447)
Cumulative effect of other timing differences*	(8,474,432)
Total	$(32,384,052)

Utopia Core Conservative Fund

Undistributed ordinary income	$3,409,543
Undistributed net long-term capital gain	—
Net unrealized depreciation	(19,456,254)
Cumulative effect of other timing differences*	(4,527,154)
Total	$(20,573,865)

Utopia Yield Income Fund

Undistributed ordinary income	$2,810,466
Undistributed net long-term capital gain	49
Net unrealized depreciation	(13,094,576)
Cumulative effect of other timing differences*	(2,476,198)
Total	$(12,760,259)

*Other timing differences consist primarily of post-October loss deferrals and mark-to-market on non-equity options under Section 1256 of the Internal Revenue Code.

The components of net assets on a tax basis are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended September 30, 2008, certain differences were reclassified. These differences were primarily due to the tax treatment of gains and losses on foreign currency and the amounts reclassified did not affect net assets. The reclassifications were as follows:

Utopia Growth Fund

Paid-in-capital	$0
Undistributed ordinary income	418,925
Undistributed net long-term capital gain	(418,925)
Total	$0

Utopia Core Fund

Paid-in-capital	$0
Undistributed ordinary income	653,687
Undistributed net long-term capital gain	(653,687)
Total	$0

Utopia Core Conservative Fund

Paid-in-capital	$0
Undistributed ordinary income	321,920
Undistributed net long-term capital gain	(321,920)
Total	$0

Utopia Yield Income Fund

Paid-in-capital	$0
Undistributed ordinary income	121,282
Undistributed net long-term capital gain	(121,282)
Total	$0

Effective December  15, 2007, the Funds adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Funds have taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48.

The Funds file income tax returns in the U.S. federal jurisdiction and the State of Michigan. The statute of limitations on the Fund’s federal tax return filings remains open for the years ended September 30, 2006 through September 30, 2007. The Funds’ Michigan tax return filings remain open for the years ended September 30, 2006 through September 30, 2007. To our knowledge there are no federal or Michigan income tax returns currently under examination.

5. INVESTMENT MANAGEMENT AGREEMENT

The Trust’s Board of Trustees approved an Investment Management Agreement with FIM Group. The Trust has agreed to pay an annual investment management fee for the services provided and expenses assumed by the Adviser, payable on a monthly basis, equal to the annual rate of 1.32% of each of the Fund’s average daily net assets as defined in the prospectus. Out of each Fund’s management fee, FIM Group pays all expenses of managing and operating each Fund except the fees and expenses of the Funds’ independent trustees (including attendance at mutual fund industry conferences, publications, membership fees and related expenses), Fund and independent trustees’ legal counsel, insurance for the Funds and the officers and trustees of the Funds, fees of the independent auditors, interest on borrowings and extraordinary expenses. The Adviser has contractually agreed to waive its management fees or reimburse expenses until January  31, 2009, in amounts necessary to limit each Fund’s annual fund operating expenses (exclusive of extraordinary expenses, dividends on short sales and acquired fund fees and expenses) to an annual rate of 1.44% (as a percentage of the Fund’s average daily net assets). The Adviser also pays any costs of unaffiliated third parties who provide record keeping, mutual fund supermarket and administrative services to the Fund.

UTOPIA FUNDS

NOTES to Financial Statements

6. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management has evaluated the impact the adoption of SFAS No. 157 will have on the Funds’ financial statements and believes that the impact on the disclosures will depend upon the composition of the portfolios on the date of adoption.

In March 2008, the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 161 will have on the Fund’s financial statements.

7. OTHER

Board of Trustees Compensation: The Trust pays an annual fee of $24,000 to Independent Trustees. The Independent Chairman of the Board receives annual compensation of $30,000 and the Chairman of the Audit Committee receives annual compensation of $26,000. The Trust also pays Independent Trustees a fee of $100 for any special board or committee meeting attended.

One of the Trustees, Paul H. Sutherland, is President, director and controlling shareholder of the Adviser. Under the 1940 Act definitions, Mr. Sutherland is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of the Funds. Mr. Sutherland receives compensation from the Adviser rather than the Funds.

The following entities owned of record or beneficially, as of September 30, 2008, 5% or greater of the Funds’ outstanding shares:

(Unaudited)

Fund	Name	Percentage
Utopia Growth Fund	Charles Schwab & Co, Inc.	92.97%
Utopia Core Fund	Charles Schwab & Co, Inc.	88.94%
	Ameritrade, Inc.	6.99%
Utopia Core Conservative Fund	Charles Schwab & Co, Inc.	96.85%
Utopia Yield Income Fund	Charles Schwab & Co, Inc.	62.49%
	National Financial Services, Corp.	31.83%

8. SUBSEQUENT EVENTS

2008 Annual Distribution: The Utopia Funds have set the following distribution dates for the normal annual distributions of ordinary taxable income and capital gains:

Record Date - December 04, 2008

Ex-dividend Date - December 05, 2008

Payable Date - December 08, 2008

Funds’ Liquidation: On November 20, 2008, the Board of Trustees of the Utopia Funds approved a plan to liquidate and terminate the Utopia Growth Fund, Utopia Core Fund, Utopia Core Conservative Fund and Utopia Yield Income Fund, effective at the close of business on December 22, 2008. The Utopia Funds will be closed to new investments (other than reinvestment of investment income and capital gain distributions) effective December 5, 2008.

The Utopia Funds have set the following distribution dates to pay the liquidating distributions of ordinary taxable income and capital gains, if any:

Record Date - December 18, 2008

Ex-dividend Date - December 19, 2008

Payable Date - December 22, 2008

UTOPIA FUNDS

ADDITIONAL Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Utopia Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Utopia Funds (the “Trust”) comprised of the Utopia Growth Fund, Utopia Core Fund, Utopia Core Conservative Fund, and Utopia Yield Income Fund (the “Funds”) as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for the respective stated periods. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2008 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 8 to the financial statements, on November 20, 2008, the Board of Trustees of the Utopia Funds approved a plan to liquidate and terminate the Funds effective at the close of business on December 22, 2008.

November 25, 2008

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Forms N-Q are available without a charge, upon request, by contacting Utopia Funds at 1-888-UTOPIA3 (1-888-886-7423) and on the Commission’s website at http://www.sec.gov. In addition, each Fund’s portfolio holdings as of the end of each calendar quarter will be posted on the Funds’ website, www.utopiafunds.com, on or about the 60th day after the quarter end. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

PROXY VOTING

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Funds for the most recent period ended June 30 are available without a charge, upon request by contacting Utopia Funds at 1-888-UTOPIA3 (1-888-886-7423) and on the Commission’s website at http://www.sec.gov.

SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended September 30, 2008. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2008.

During the year ended September  30, 2008, 7.56%, 5.79%, 9.61% and 16.13% of the dividends paid by Utopia Growth, Utopia Core, Utopia Core Conservative and Utopia Yield Income Funds from net investment income, respectively, qualify for the corporate dividends received deduction.

Also during the fiscal year ended September 30, 2008, 33.00%, 20.34%, 26.37% and 38.35% of distributions of ordinary income by Utopia Growth, Utopia Core, Utopia Core Conservative and Utopia Yield Income Funds, respectively, met the requirements regarding qualified dividend income.

During the period ended September30, 2008, the Utopia Funds paid the following distributions per share:

	Ordinary	Capital
	Income	Gain
	Dividends	Dividends
Utopia Growth Fund	$0.9665	$0.1946
Utopia Core Fund	$0.9347	$0.1945
Utopia Core Conservative Fund	$0.7042	$0.1492
Utopia Yield Income Fund	$0.6771	$0.1005

UTOPIA FUNDS

BOARD APPROVAL of Investment Management Agreement (unaudited)

In connection with its review of the renewal of the Investment Management Agreement (the “Agreement”) with respect to each Fund, the Board considered, among other factors, the nature, extent and quality of the services to be provided by the Adviser and the overall fairness of the Agreement to the Fund. The Board and the Independent Trustees, considered the Agreement at the Board’s August 2008 meeting. Prior to the August 2008 meeting, at the direction of the Independent Trustees, counsel to the Trust and the Independent Trustees sent a memorandum to the Adviser requesting information regarding the Agreement to be provided to the Trustees in advance of their August 2008 meeting. Prior to the August 2008 meeting, the Board, including the Independent Trustees, reviewed and evaluated materials received by the Adviser in connection with contract approval. The Independent Trustees also received a memorandum from counsel to the Independent Trustees describing their duties in connection with contract approvals.

As a result of the process described above, the Trustees received information from the Adviser describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of the Funds measured against appropriate benchmarks; (iii) the costs of services provided and estimated profits realized by the Adviser; (iv)  the extent to which economies of scale are realized as each Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid to other registered funds and other accounts managed by the Adviser; and (vii) benefits realized by the Adviser from its relationship with the Funds.

NATURE, QUALITY AND EXTENT OF SERVICES

The Board reviewed the functions performed by the Adviser, the portfolio management team of the Adviser and the Adviser’s investment strategy and process for the Funds and the Adviser’s financial condition and considered the quality of services provided. The Board also reviewed information on the performance of each Fund, along with the performance information of a peer group of funds.

Relative to their peer group for the one year and life of Fund (i.e., 30 months) ended June 30, 2008, the Growth and Core Funds were in the fifth and fourth quintiles, respectively; the Core Conservative Fund was in the second and fourth quintiles, respectively; and the Yield Income Fund was in the second and third quintiles, respectively. The Board noted that although each Fund underperformed its peer group since inception, the Funds are still relatively new and should be judged over a longer cycle. In response to requests for additional information on performance, the Adviser noted that the Funds outperformed over certain periods. Specifically, the Adviser noted that, for rolling 12-month periods since inception, the Growth Fund was in the first and second quintiles 21% and 16% of the time, respectively; the Core Fund was in the first and second quintiles 5% and 21% of the time, respectively; the Core Conservative Fund was in the second quintile 26% of the time; and the Yield Income Fund was in the first and second quintiles 5% and 26% of the time, respectively. The Board also considered the Adviser’s longer term track record of its separate accounts.

FEES AND EXPENSES

The Board also reviewed information on each Fund’s net expense ratio after taking into account the contractual expense cap agreement and management fee with comparisons to a peer group of funds. The Board also compared the management fee to the fees charged by the Adviser for accounts similar to the Funds. In addition, the Board considered the expense cap agreement. Although the net expense ratio of each Fund was higher than average, the Board noted the Adviser’s representations that the Funds’ higher expenses may be attributable to the fact that the Funds are more active traders and have a broader investment strategy than many of the funds in their peer group. The Board also noted that each Fund’s management fee was higher than average; however, the Board noted that the Funds are actively managed and that the management fee is a “unitary fee” which covers most of the Fund’s expenses. Based on all of the information considered, the Board concluded that each Fund’s management fee was reasonable and appropriate in amount given the quality of services provided.

PROFITABILITY

The Board considered the fee structure of the Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board also considered the expense cap agreement. The Board concluded for each Fund that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Fund.

ECONOMIES OF SCALE

As part of its review of the Agreement, the Board considered whether there will be economies of scale with respect to the management of each Fund and whether each Fund will benefit from any economies of scale. The Board reviewed each Fund’s asset size and whether the Adviser was realizing economies of scale. The Board noted each Fund’s small asset size and that the Funds are not likely producing any significant economies of scale. As a result, the Board concluded that the flat management fee of each Fund was reasonable and appropriate.

OTHER BENEFITS TO THE ADVISER

The Board considered whether the Adviser engages in soft dollar arrangements in connection with Fund brokerage transactions. The Board concluded for each Fund that the benefits accruing to the Adviser were reasonable in comparison with the costs of providing advisory services, the management fee charged the Fund, the Adviser’s commitment to cap expenses and the benefits to each Fund.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

UTOPIA FUNDS

TRUSTEES AND OFFICERS
(unaudited)

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. The Board is currently comprised of four trustees, three of whom are classified under the 1940 Act as “non-interested” persons of the Trust and are often referred to as “independent trustees.” Information pertaining to the Trustees and executive officers of the Trust is set forth below. Except as otherwise noted, the address of each Trustee and officer is 111 Cass Street, Traverse City, Michigan 49684. The Trust’s Statement of Additional Information includes additional information about the trustees and is available upon request by calling 1-888-UTOPIA3 (1-888-886-7423).

DISINTERESTED TRUSTEES

(as of September 30, 2008)

				Number of
		Terms of		Portfolios
		Office and		in Fund
	Position	Length		Complex
	with the	of Time	Principal Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	Trust	Served(1)	During Past 5 Years	Trustee	by Trustee

John S. Oakes Age: 65 111 Cass Street Traverse City, MI 49684	Chairman; Trustee	Since August 2005	Regional Vice President – Recruiting and Acquistions, Securities America Inc. since 2008; Business Development, First Allied Securities from 2005 to 2008; Financial Search and Consulting LLC since 2003; Senior Vice President, Wells Fargo Private Client Services from 1999 to 2003.	4	Minnesota Association of Personnel Services (association of recruiters); TechCorps (organization providing education and mentorships for high school students through the use of technology).

Mayeti Gametchu Age 33 111 Cass Street Traverse City, MI 49684	Trustee	Since August 2005	Partner, Wolf, Block, Schorr and Solis-Cohen LLP since 2008; Counsel, Wolf, Block, Schoor and Solis-Cohen LLP from 2007 to 2008; Partner, Paragon Law Group, LLP since 2003; Associate, Testa, Hurwitz & Thibeault, LLP from 2001 to 2003.	4	N/A

Daniel Sass Age 50 111 Cass Street Traverse City, MI 49684	Trustee	Since August 2007	Senior Vice President of Finance, Wells Fargo Corporation since 2007; Vice President of Finance, Wells Fargo Corporation from 1999 to 2007.	4	N/A

INTERESTED TRUSTEES

Number of
		Terms of		Portfolios
		Office and		in Fund
	Position	Length		Complex
	with the	of Time	Principal Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	Trust	Served(1)	During Past 5 Years	Trustee	by Trustee

Paul H. Sutherland(2) Age 53 111 Cass Street Traverse City, MI 49684	President and Chief Investment Officer	Since May 2005	Chairman and President of FIM Group since 1984.	4	Trustee, Safe Passage (non-profit organization providing education to children in Guatemala).

UTOPIA FUNDS

TRUSTEES AND OFFICERS
(unaudited)

OFFICERS WHO ARE NOT TRUSTEES

(as of September 30, 2008)

Number of
Portfolios
		Terms of		in Fund
		Office and		Complex
	Position with	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	the Trust	Time Served(1)	During Past 5 Years	Trustee	by Trustee

Jonathan M. Mohrhardt Age: 33 111 Cass Street Traverse City, MI 49684	Chief Compliance Officer, Chief Financial Officer and Treasurer	Since August 2005	FIM Group since 2004; Associate, Valuemetrics Advisors, Inc. from 2000 to 2004.	N/A	N/A

JoEllen Legg Age: 47 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Since November 2007

Associate Counsel, ALPS Fund Services, Inc., since October 2007; Senior Counsel, Adelphia Communications Corporation, from 2005 to 2007; Associate Counsel, Patton Boggs LLP, from 2004 to 2005; Associate Counsel, Fried, Frank, Harris, Shriver &  Jacobson LLP, from 1998 to 2004.

				N/A	N/A

Ben Lowe Age: 30 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Since May 2008	Fund Controller, ALPS Fund Services, Inc. since 2005; Fund Accountant Invesco Funds 2000 to 2003, Fund Accounting Team Leader Founders Funds 2003 to 2005.	N/A	N/A

UTOPIA FUNDS

111 Cass Street | Traverse City, Michigan 49684 | 1.888.UTOPIA3 *(1.888.886.7423)*

This report has been prepared for Utopia Funds' shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Distributors, Inc., Distributor for Utopia Funds

UTO000309 | 5/30/09

Item 2.                                    Code of Ethics.

(a)          The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)         Not applicable.

(c)          During the period covered by the report, no amendments were made to the provisions of the code of ethics adopted as described in Item 2(a) above.

(d)         During the period covered by the report, no implicit or explicit waivers were granted to the provisions of the code of ethics adopted as described in Item 2(a) above.

(e)          Not applicable.

(f)            The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference as described under Item 12(a)(1) on this Form N-CSR.

Item 3.                                    Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee, Daniel Sass. Mr. Sass is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

Item 4.                                    Principal Accountant Fees and Services.

(a)          Audit Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the registrant were $91,400 for the fiscal year ended September 30, 2007 and $97,500 for the fiscal year ended September 30, 2008.

(b)         Audit-Related Fees:  For the registrant’s fiscal years ended September 30, 2007 and September 30, 2008, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)          Tax Fees:  The aggregate fees billed in each of the last two fiscal years  for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the registrant’s fiscal year ended September 30, 2007 were $13,600 and for the fiscal year ended September 30, 2008 were $14,500. The fiscal years 2007 and 2008 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)         All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than services reported in paragraphs (a) through (c) of this Item, for the registrant’s fiscal year ended September 30, 2007 were $10,000 and for the fiscal year ended September 30, 2008 were $30,000. The fees for fiscal year ended September 30, 2007 were billed to the registrant by the principal accountant for services related to attendance at meeting of the audit committee. The fees for fiscal year ended September 30, 2008 were billed to the registrant by the principal accountant for services related to research, discussion and consultation related to the Michigan Business Tax application to the registrant, and attendance at meetings of the audit committee.

(e)(1)             Audit Committee Pre-Approval Policies and Procedures:  Pursuant to the registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to  provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X.  The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000.  All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X.  The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000.  All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)             No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)         Not applicable.

(h)         Not applicable.

Item 5.                                    Audit Committee of Listed Registrants.

Not applicable.

Item 6.                                    Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.                                     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                                     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                              Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.                              Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act  (17 CFR 270.30a-3(b)) and Rules13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s auditors identified a significant deficiency in the Funds’ internal control over financial reporting which existed during the reporting period.  Specifically, the auditors noted deficiencies with respect to Fund management’s trade review process related to pricing discrepancies between trade confirmations and the price at which a security was actually sold.  The registrant’s auditors discussed this matter with the registrant’s Audit Committee and Fund management.  Fund management has instituted additional procedures to enhance its internal controls and will continue to develop additional controls to monitor the Funds’ trade review and quality control process.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                              Exhibits.

(a)(1)                   The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-12.A.1 to the registrant’s Form N-CSR for its fiscal year ended September 30, 2006, filed electronically with the Securities and Exchange Commission on December 8, 2006.

(a)(2)                   The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.CERT.

(a)(3)                   Not applicable.

(b)                                The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto as Ex.99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTOPIA FUNDS

By:	/s/ Paul Sutherland
Paul Sutherland
President (Principal Executive Officer)

Date:	December 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Paul Sutherland
Paul Sutherland
President (Principal Executive Officer)

Date:	December 3, 2008

By:	/s/ Jonathan Mohrhardt
Jonathan Mohrhardt
Treasurer (Principal Financial Officer)

Date:	December 3, 2008